UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07238

SUNAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

21650 Oxnard Street, Woodlands Hills, CA 91367

(Address of principal executive offices) (Zip code)

John T. Genoy

President

SunAmerica Asset Management, LLC

Harborside 5, 185 Hudson Street, Suite 3300

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31

        Date of reporting period: December 31, 2022

Item 1.    Reports to Stockholders

This filing is on behalf of three of the sixty-one Investment Company Series of SunAmerica Series Trust.

SUNAMERICA SERIES TRUST

ANNUAL REPORT

DECEMBER 31, 2022

Dear SunAmerica Series Trust Investor,

We are pleased to present our annual report for the SunAmerica Series Trust, the underlying investment portfolios for the series of variable products issued by our Life Companies.

The following report contains the investment portfolio information and the financial statements of the SunAmerica Series Trust portfolios for the reporting period ended December 31, 2022. The report may also contain information on portfolios not currently available in your variable contract.

We believe this information will give you some insight into the performance of your underlying investments. If you have any questions, please contact your investment representative, or you may contact us directly at 1-800-445-7862.

Thank you for the confidence you place in us with your financial future, and we look forward to reporting to you once again in six months.

Sincerely,

John T. Genoy

President

SunAmerica Series Trust

Note: All performance figures quoted are for the SunAmerica Series Trust. They do not reflect fees and charges associated with the variable annuity. Past performance is no guarantee of future results. Annuities are long-term investment vehicles designed for retirement purposes. Early withdrawal may be subject to withdrawal charges and if taken prior to age 59 1/2, a 10% federal tax penalty may apply. An investment in a variable annuity involves investment risk, including possible loss of principal. The contract, when redeemed, may be worth more or less than the total amount invested.

Investments in stocks and bonds are subject to risks, including stock market and interest rate fluctuations. Investments in growth stocks as well as small and mid-cap company stocks may be subject to volatile price swings and therefore present a greater potential for loss than other investments. Investments in non-U.S. stocks and bonds are subject to additional risks such as fluctuations in foreign currencies, political and economic instability, differences in securities regulation and accounting standards, foreign tax laws, and limited availability of public information. Income seeking investment strategies may not be realized due to changes in dividend policies or the availability of capital resources.

Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. Investments in real estate investment trusts (REITs) involve risks such as refinancing, economic conditions in the real estate industry, changes in property values, dependency on real estate management, and other risks associated with a concentration in one sector or geographic region. Investments in securities related to gold and other precious metals and minerals are speculative and impacted by a host of worldwide economic, financial and political factors.

Investments in debt securities are subject to credit risk (i.e., the risk that an issuer might not pay interest when due or repay principal at maturity of the obligation). Investments in lower-rated bonds and “junk bonds” are considered speculative due to the heightened risk of default and are subject to unpredictable losses as a result of changes in the issuer’s creditworthiness.

Investments in derivatives are subject to heightened risk; gains or losses from non-hedging positions may be substantially greater than the cost of the position. Active trading may result in high portfolio turnover and correspondingly greater transaction costs for the portfolio and underlying portfolios.

There can be no assurance that the Portfolios will meet their investment objectives. A full description of the investment goals, principal strategies, and risks for each Portfolio are provided in the prospectus.

Investments are not guaranteed or endorsed by any bank, are not a deposit or obligation of any bank, and are not federally insured by Federal Deposit Corporation (FDIC), the Federal Reserve Board or any other federal government agency.

* Not FDIC or NCUA/NCUSIF Insured

* May Lose Value * No Bank or Credit Union Guarantee

* Not a Deposit * Not insured by any Federal Government Agency

1

SUNAMERICA SERIES TRUST

EXPENSE EXAMPLE December 31, 2022

(unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a separate series (a “Portfolio”) in the SunAmerica Series Trust (the “Trust”), you incur ongoing costs, including management fees and/or service (12b-1) fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at July 1, 2022 and held until December 31, 2022. Shares of the Trust are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) offered by life insurance companies affiliated with SunAmerica Asset Management, LLC, the Trust’s investment adviser and manager, as well as non-affiliated life insurance companies. The fees and expenses associated with the Variable Contracts are not included in these examples, and had such fees and expenses been included, your costs would have been higher. Please see your variable contract prospectus for more details on the fees associated with the Variable Contract.

Actual Expenses

The “Actual” section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2022” to estimate the expenses you paid on your account during this period. The “Expenses Paid During the Six Months Ended December 31, 2022” column and the “Annualized Expense Ratio” column do not include fees and expenses that may be charged by the Variable Contracts in which the Portfolios are offered. Had these fees and expenses been included, the “Expenses Paid During the Six Months Ended December 31, 2022” column would have been higher and the “Ending Account Value” column would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The “Expenses Paid During the Six Months Ended December 31, 2022” column and the “Annualized Expense Ratio” column do not include fees and expenses that may be charged by the Variable Contracts in which the Portfolios are offered. Had these fees and expenses been included, the “Expenses Paid During the Six Months Ended December 31, 2022” column would have been higher and the “Ending Account Value” column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts. Please refer to your variable contract prospectus for more information. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

2

SUNAMERICA SERIES TRUST

EXPENSE EXAMPLE (continued) December 31, 2022

(unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at July 1, 2022	Ending Account Value Using Actual Return at December 31, 2022	Expenses Paid During the Six Months Ended December 31, 2022	Beginning Account Value at July 1, 2022	Ending Account Value Using a Hypothetical 5% Annual Return at December 31, 2022	Expenses Paid During the Six Months Ended December 31, 2022	Annualized Expense Ratio*
SA Wellington Capital Appreciation
Class 1	$1,000.00	$1,028.80	$3.73	$1,000.00	$1,021.53	$3.72	0.73%
Class 2	$1,000.00	$1,028.38	$4.50	$1,000.00	$1,020.77	$4.48	0.88%
Class 3	$1,000.00	$1,028.12	$5.01	$1,000.00	$1,020.27	$4.99	0.98%
SA Wellington Government and Quality Bond
Class 1	$1,000.00	$961.35	$2.82	$1,000.00	$1,022.33	$2.91	0.57%
Class 2	$1,000.00	$960.91	$3.56	$1,000.00	$1,021.58	$3.67	0.72%
Class 3	$1,000.00	$960.10	$4.05	$1,000.00	$1,021.07	$4.18	0.82%
SA Wellington Strategic Multi-Asset#
Class 1	$1,000.00	$1,022.93	$4.39	$1,000.00	$1,020.87	$4.38	0.86%
Class 3	$1,000.00	$1,021.86	$5.66	$1,000.00	$1,019.61	$5.65	1.11%

*

Expenses are equal to each Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days in the period then divided by 365 days (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the Variable Contracts. If such fees and expenses had been included, the expenses would have been higher. Please refer to your Variable Contract prospectus for details on the expenses that apply to the Variable Contracts of the insurance companies.

#

During the stated period, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2022” and “Annualized Expense Ratio” would have been higher. If these fees and expenses had not been recouped, the “Actual/Hypothetical Ending Account Value” would have been higher and the “Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2022” and the “Annualized Expense Ratio” would have been lower.

3

SunAmerica Series Trust SA Wellington Capital Appreciation Portfolio
PORTFOLIO PROFILE — December 31, 2022— (unaudited)

Industry Allocation*
Internet	19.1%
Software	11.7
Healthcare-Products	10.3
Retail	7.3
Diversified Financial Services	6.4
Pharmaceuticals	5.8
Commercial Services	3.4
Electronics	3.3
Telecommunications	2.8
Semiconductors	2.7
Chemicals	2.5
Energy-Alternate Sources	2.3
Building Materials	2.2
Home Builders	2.2
Auto Manufacturers	1.8
Repurchase Agreements	1.7
Media	1.6
Healthcare-Services	1.2
Oil & Gas	1.2
Biotechnology	1.1
Beverages	1.1
Lodging	1.1
Food Service	1.0
Machinery-Diversified	1.0
Pipelines	0.9
REITS	0.9
Entertainment	0.8
Electrical Components & Equipment	0.7
Auto Parts & Equipment	0.7
98.8%
*	Calculated as a percentage of net assets

SunAmerica Series Trust SA Wellington Capital Appreciation Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022

Security Description	Shares or Principal Amount	Value
COMMON STOCKS — 97.1%
Auto Manufacturers — 1.8%
Tesla, Inc.†	219,498	$ 27,037,764
Auto Parts & Equipment — 0.7%
Mobileye Global, Inc., Class A†	307,065	10,765,699
Beverages — 1.1%
Monster Beverage Corp.†	161,723	16,419,736
Biotechnology — 1.1%
United Therapeutics Corp.†	60,785	16,903,701
Building Materials — 2.2%
Johnson Controls International PLC	523,080	33,477,120
Chemicals — 2.5%
Albemarle Corp.	108,775	23,588,947
Nutrien, Ltd.	194,342	14,192,796
		37,781,743
Commercial Services — 3.4%
Block, Inc.†	371,725	23,359,199
CoStar Group, Inc.†	361,864	27,964,850
		51,324,049
Diversified Financial Services — 6.4%
CME Group, Inc.	74,263	12,488,066
Mastercard, Inc., Class A	149,512	51,989,808
Tradeweb Markets, Inc., Class A	494,714	32,121,780
		96,599,654
Electrical Components & Equipment — 0.7%
Universal Display Corp.	100,307	10,837,168
Electronics — 3.3%
Agilent Technologies, Inc.	227,335	34,020,683
Flex, Ltd.†	753,525	16,170,646
		50,191,329
Energy-Alternate Sources — 2.3%
First Solar, Inc.†	98,848	14,806,442
SolarEdge Technologies, Inc.†	70,319	19,919,263
		34,725,705
Entertainment — 0.8%
DraftKings, Inc., Class A†	1,027,017	11,697,724
Food Service — 1.0%
Aramark	380,432	15,727,059
Healthcare-Products — 10.3%
Danaher Corp.	61,075	16,210,526
Exact Sciences Corp.†	357,049	17,677,496
Inspire Medical Systems, Inc.†	92,107	23,199,911
Insulet Corp.†	151,079	44,476,147
Intuitive Surgical, Inc.†	140,071	37,167,840
Shockwave Medical, Inc.†	77,513	15,937,448
		154,669,368
Healthcare-Services — 1.2%
Humana, Inc.	35,572	18,219,623
Home Builders — 2.2%
Lennar Corp., Class A	171,909	15,557,764
Thor Industries, Inc.	226,010	17,061,495
		32,619,259
Internet — 19.1%
Airbnb, Inc., Class A†	167,694	14,337,837
Security Description	Shares or Principal Amount	Value

Internet (continued)
Alphabet, Inc., Class A†	776,784	$ 68,535,652
Amazon.com, Inc.†	1,069,592	89,845,728
Meta Platforms, Inc., Class A†	311,019	37,428,027
Netflix, Inc.†	146,664	43,248,280
Okta, Inc.†	299,248	20,447,616
Spotify Technology SA†	182,145	14,380,348
		288,223,488
Lodging — 1.1%
Las Vegas Sands Corp.†	332,431	15,979,958
Machinery-Diversified — 1.0%
Middleby Corp.†	113,183	15,155,204
Media — 1.6%
Walt Disney Co.†	281,038	24,416,581
Oil & Gas — 1.2%
EOG Resources, Inc.	133,881	17,340,267
Pharmaceuticals — 5.8%
DexCom, Inc.†	303,436	34,361,093
Eli Lilly & Co.	144,360	52,812,662
		87,173,755
Pipelines — 0.9%
Cheniere Energy, Inc.	89,667	13,446,463
REITS — 0.9%
AvalonBay Communities, Inc.	82,953	13,398,569
Retail — 7.3%
Domino's Pizza, Inc.	89,370	30,957,768
Lululemon Athletica, Inc.†	81,721	26,181,774
Ross Stores, Inc.	164,333	19,074,131
Ulta Beauty, Inc.†	71,543	33,558,675
		109,772,348
Semiconductors — 2.7%
NVIDIA Corp.	282,179	41,237,639
Software — 11.7%
Magic Leap, Inc., Class A†(1)(2)	186	2,143
Paycom Software, Inc.†	108,563	33,688,184
RingCentral, Inc., Class A†	199,077	7,047,326
Salesforce, Inc.†	196,540	26,059,239
Take-Two Interactive Software, Inc.†	113,784	11,848,328
Veeva Systems, Inc., Class A†	202,993	32,759,010
Workday, Inc., Class A†	290,682	48,639,819
ZoomInfo Technologies, Inc.†	522,854	15,743,134
		175,787,183
Telecommunications — 2.8%
Arista Networks, Inc.†	345,961	41,982,367
Total Common Stocks (cost $1,827,574,040)		1,462,910,523
CONVERTIBLE PREFERRED STOCKS — 0.0%
Advertising — 0.0%
Zeenk, Inc., Series B†(1)(2) (cost $1,384,662)	126,818	0

SunAmerica Series Trust SA Wellington Capital Appreciation Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description	Shares or Principal Amount	Value
WARRANTS — 0.0%
Advertising — 0.0%
Zeenk, Inc. Expires 06/18/2028†(1)(2) (cost $0)	299,087	$ 0
Total Long-Term Investment Securities (cost $1,828,958,702)		1,462,910,523
REPURCHASE AGREEMENTS — 1.7%
Bank of America Securities LLC Joint Repurchase Agreement(3)	$4,885,000	4,885,000
Barclays Capital, Inc. Joint Repurchase Agreement(3)	5,440,000	5,440,000
BNP Paribas SA Joint Repurchase Agreement(3)	5,430,000	5,430,000
Security Description	Shares or Principal Amount	Value

Deutsche Bank AG Joint Repurchase Agreement(3)	$4,885,000	$ 4,885,000
RBS Securities, Inc. Joint Repurchase Agreement(3)	4,465,000	4,465,000
Total Repurchase Agreements (cost $25,105,000)		25,105,000
TOTAL INVESTMENTS (cost $1,854,063,702)(4)	98.8%	1,488,015,523
Other assets less liabilities	1.2	18,023,413
NET ASSETS	100.0%	$1,506,038,936
†	Non-income producing security
(1)	Securities classified as Level 3 (see Note 2).
(2)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2022, the Portfolio held the following restricted securities:
Description	Acquisition Date	Shares or Principal Amount	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
Magic Leap, Inc., Class A	12/28/2015	186	$2,157,962	$2,143	$11.52	0.00%
Convertible Preferred Stocks
Zeenk, Inc., Series B	03/16/2015	126,818	1,384,662	0	0.00	0.00
Warrants
Zeenk, Inc. Expires 06/18/2028	12/14/2021	299,087	0	0	0.00	0.00
				$2,143		0.00%
(3)	See Note 2 for details of Joint Repurchase Agreements.
(4)	See Note 6 for cost of investments on a tax basis.

SunAmerica Series Trust SA Wellington Capital Appreciation Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2022 (see Note 2):
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Software	$ 175,785,040	$ —	$2,143	$ 175,787,183
Other Industries	1,287,123,340	—	—	1,287,123,340
Convertible Preferred Stocks	—	—	0	0
Warrants	—	—	0	0
Repurchase Agreements	—	25,105,000	—	25,105,000
Total Investments at Value	$1,462,908,380	$25,105,000	$2,143	$1,488,015,523
*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
Level 3 investments in securities were not considered a significant portion of the Portfolio's net assets.
See Notes to Financial Statements

SunAmerica Series Trust SA Wellington Government and Quality Bond Portfolio
PORTFOLIO PROFILE — December 31, 2022— (unaudited)

Industry Allocation*
U.S. Government & Agency Obligations	70.5%
Repurchase Agreements	16.7
Banks	7.0
Collateralized Mortgage Obligations	5.9
Insurance	2.3
Other Asset Backed Securities	1.6
Municipal Securities	1.5
Electric	1.4
Diversified Financial Services	1.2
Healthcare-Services	1.2
Pipelines	0.9
Gas	0.9
Semiconductors	0.7
Auto Loan Receivables	0.6
Agriculture	0.5
Telecommunications	0.4
Healthcare-Products	0.3
REITS	0.2
Aerospace/Defense	0.1
113.9%
Credit Quality†#
Aaa	78.5%
Aa	3.2
A	13.9
Baa	0.6
Not Rated@	3.8
100.0%

*	Calculated as a percentage of net assets
†	Source: Moody's
#	Calculated as a percentage of total debt issues, excluding short-term securities.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

SunAmerica Series Trust SA Wellington Government and Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022

Security Description	Shares or Principal Amount	Value
CORPORATE BONDS & NOTES — 17.1%
Aerospace/Defense — 0.1%
Lockheed Martin Corp.
5.70%, 11/15/2054	$ 1,451,000	$ 1,520,301
Agriculture — 0.5%
Philip Morris International, Inc.
5.13%, 11/17/2027	1,860,000	1,873,584
5.63%, 11/17/2029	1,230,000	1,247,808
5.75%, 11/17/2032	3,080,000	3,139,833
		6,261,225
Banks — 7.0%
Bank of America Corp.
3.19%, 07/23/2030	5,015,000	4,313,318
3.59%, 07/21/2028	2,245,000	2,066,723
3.97%, 02/07/2030	2,645,000	2,402,268
Banque Federative du Credit Mutuel SA
1.60%, 10/04/2026*	11,525,000	10,024,902
BNP Paribas SA
2.82%, 11/19/2025*	1,905,000	1,804,565
Cooperatieve Rabobank UA
1.11%, 02/24/2027*	4,015,000	3,506,896
Credit Agricole SA
3.75%, 04/24/2023*	1,175,000	1,169,824
Danske Bank A/S
1.55%, 09/10/2027*	10,225,000	8,757,597
3.88%, 09/12/2023*	1,350,000	1,333,105
DNB Bank ASA
1.54%, 05/25/2027*	3,860,000	3,355,034
Goldman Sachs Group, Inc.
3.27%, 09/29/2025	2,075,000	1,999,529
5.70%, 11/01/2024	6,580,000	6,658,314
HSBC Holdings PLC
1.59%, 05/24/2027	4,064,000	3,504,027
7.39%, 11/03/2028	614,000	645,284
JPMorgan Chase & Co.
3.85%, 06/14/2025	8,930,000	8,731,050
Morgan Stanley
1.93%, 04/28/2032	1,505,000	1,135,562
3.63%, 01/20/2027	4,975,000	4,691,500
3.88%, 04/29/2024	6,125,000	6,029,851
National Securities Clearing Corp.
0.75%, 12/07/2025*	8,905,000	7,890,671
5.10%, 11/21/2027*	5,155,000	5,184,824
NBK SPC, Ltd.
1.63%, 09/15/2027*	6,250,000	5,487,500
Standard Chartered PLC
0.99%, 01/12/2025*	3,310,000	3,123,477
US Bancorp
7.50%, 06/01/2026	400,000	430,189
Wells Fargo & Co.
3.00%, 10/23/2026	1,780,000	1,645,104
		95,891,114
Diversified Financial Services — 1.2%
Intercontinental Exchange, Inc.
4.00%, 09/15/2027	4,259,000	4,114,722
4.35%, 06/15/2029	12,685,000	12,264,366
		16,379,088
Security Description	Shares or Principal Amount	Value

Electric — 1.4%
Dominion Energy South Carolina, Inc.
5.45%, 02/01/2041	$ 1,195,000	$ 1,172,587
6.05%, 01/15/2038	2,400,000	2,518,593
Duke Energy Progress LLC
2.90%, 08/15/2051	3,450,000	2,259,052
PG&E Wildfire Recovery Funding LLC
5.10%, 06/01/2054	980,000	921,413
5.21%, 12/01/2049	1,185,000	1,143,885
SCE Recovery Funding LLC
0.86%, 11/15/2033	1,295,157	1,076,021
1.94%, 05/15/2040	630,000	436,380
2.51%, 11/15/2043	365,000	229,041
Southern California Edison Co.
5.95%, 11/01/2032	5,495,000	5,806,011
Texas Electric Market Stabilization Funding N LLC
4.27%, 08/01/2036*	3,995,000	3,791,934
		19,354,917
Gas — 0.9%
Brooklyn Union Gas Co.
3.41%, 03/10/2026*	1,170,000	1,096,652
KeySpan Gas East Corp.
2.74%, 08/15/2026*	3,525,000	3,149,318
Southern California Gas Co.
2.95%, 04/15/2027	3,070,000	2,830,992
6.35%, 11/15/2052	4,585,000	5,015,530
		12,092,492
Healthcare-Products — 0.3%
Thermo Fisher Scientific, Inc.
4.95%, 11/21/2032	4,415,000	4,477,250
Healthcare-Services — 1.2%
Bon Secours Mercy Health, Inc.
2.10%, 06/01/2031	840,000	655,242
3.56%, 08/01/2027	2,700,000	2,492,449
4.30%, 07/01/2028	2,645,000	2,509,607
Children's Hospital
2.93%, 07/15/2050	1,555,000	981,458
CommonSpirit Health
3.82%, 10/01/2049	4,100,000	3,051,656
Dignity Health
3.81%, 11/01/2024	1,242,000	1,204,122
Piedmont Healthcare, Inc.
2.04%, 01/01/2032	4,525,000	3,484,247
Sutter Health
2.29%, 08/15/2030	950,000	768,293
UnitedHealth Group, Inc.
5.88%, 02/15/2053	740,000	799,026
		15,946,100
Insurance — 2.3%
Athene Global Funding
2.50%, 03/24/2028*	8,470,000	7,057,798
Brighthouse Financial Global Funding
1.00%, 04/12/2024*	600,000	564,984
1.55%, 05/24/2026*	4,000,000	3,513,041

SunAmerica Series Trust SA Wellington Government and Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description	Shares or Principal Amount	Value
CORPORATE BONDS & NOTES (continued)
Insurance (continued)
Jackson National Life Global Funding
1.75%, 01/12/2025*	$ 3,830,000	$ 3,554,569
Metropolitan Life Global Funding I
2.40%, 01/11/2032*	4,420,000	3,553,654
3.45%, 12/18/2026*	1,330,000	1,243,032
4.30%, 08/25/2029*	3,275,000	3,111,014
New York Life Global Funding
2.90%, 01/17/2024*	4,655,000	4,552,194
Northwestern Mutual Life Insurance Co.
3.63%, 09/30/2059*	294,000	202,316
Pacific LifeCorp
5.40%, 09/15/2052*	2,470,000	2,351,709
Progressive Corp.
3.95%, 03/26/2050	1,070,000	858,120
		30,562,431
Oil & Gas — 0.0%
Equinor ASA
2.45%, 01/17/2023	211,000	210,839
Pipelines — 0.9%
EIG Pearl Holdings SARL
3.55%, 08/31/2036*	15,170,000	12,695,894
REITS — 0.2%
SBA Tower Trust
1.63%, 05/15/2051*	1,555,000	1,320,628
1.88%, 07/15/2050*	810,000	712,377
2.84%, 01/15/2050*	1,030,000	970,793
		3,003,798
Semiconductors — 0.7%
Intel Corp.
4.15%, 08/05/2032	10,284,000	9,615,136
Telecommunications — 0.4%
NBN Co., Ltd.
2.50%, 01/08/2032*	6,485,000	5,036,590
2.63%, 05/05/2031*	800,000	634,659
		5,671,249
Total Corporate Bonds & Notes (cost $254,798,624)		233,681,834
ASSET BACKED SECURITIES — 2.2%
Auto Loan Receivables — 0.6%
CFMT LLC
Series 2021-AL1, Class B 1.39%, 09/22/2031*	4,447,298	4,219,459
Enterprise Fleet Financing LLC
Series 2022-3, Class A2 4.38%, 07/20/2029*	1,025,000	1,002,100
Ford Credit Auto Lease Trust
Series 2021-A, Class C 0.78%, 09/15/2025	1,585,000	1,552,501
Ford Credit Auto Owner Trust
Series 2021-1, Class B 1.61%, 10/17/2033*	835,000	737,128
Series 2021-1, Class C 1.91%, 10/17/2033*	725,000	635,529
		8,146,717
Security Description	Shares or Principal Amount	Value

Other Asset Backed Securities — 1.6%
Aaset Trust
Series 2019-1, Class A 3.84%, 05/15/2039*	$ 436,013	$ 284,507
Castlelake Aircraft Structured Trust
Series 2019-1A, Class A 3.97%, 04/15/2039*	771,228	651,791
CF Hippolyta Issuer LLC
Series 2021-1A, Class A1 1.53%, 03/15/2061*	1,384,753	1,197,369
FirstKey Homes Trust
Series 2021-SFR3, Class A 2.14%, 12/17/2038*	3,477,159	3,006,135
Home Partners of America Trust
Series 2021-2, Class B 2.30%, 12/17/2026*	3,602,110	3,077,049
Horizon Aircraft Finance II, Ltd.
Series 2019-1, Class A 3.72%, 07/15/2039*	380,856	299,592
Horizon Aircraft Finance III, Ltd.
Series 2019-2, Class A 3.43%, 11/15/2039*	720,736	555,692
MACH 1, Ltd.
Series 2019-1, Class A 3.47%, 10/15/2039*	380,341	307,247
MMAF Equipment Finance LLC
Series 2019-B, Class A5 2.29%, 11/12/2041*	2,960,000	2,701,955
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 1.91%, 10/20/2061*	3,985,000	3,367,204
SCF Equipment Leasing LLC
Series 2021-1A, Class A3 0.83%, 08/21/2028*	5,815,000	5,528,825
SoFi Consumer Loan Program Trust
Series 2021-1, Class A 0.49%, 09/25/2030*	428,082	417,937
STARR II, Ltd.
Series 2019-1, Class A 4.09%, 03/15/2044*	426,898	364,011
Symphony CLO XVII, Ltd. FRS
Series 2016-17A, Class AR 4.96%, (3 ML+0.88%), 04/15/2028*	674,467	668,169
		22,427,483
Total Asset Backed Securities (cost $33,982,975)		30,574,200
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.9%
Commercial and Residential — 2.7%
Angel Oak Mtg. Trust I LLC VRS
Series 2019-6, Class A1 2.62%, 11/25/2059*(1)	166,384	158,239
Series 2019-4, Class A1 2.99%, 07/26/2049*(1)	30,297	30,079
Series 2018-3, Class A1 3.65%, 09/25/2048*(1)	24,283	24,149
BFLD Trust FRS
Series 2020-OBRK, Class A 6.37%, (1 ML+2.05%), 11/15/2028*	2,140,000	2,114,972
BX Commercial Mtg. Trust FRS
Series 2021-VOLT, Class A 5.02%, (1 ML+0.70%), 09/15/2036*	4,455,000	4,291,371

SunAmerica Series Trust SA Wellington Government and Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and Residential (continued)
BX Trust FRS
Series 2021-LGCY, Class A 4.82%, (1 ML+0.51%), 10/15/2036*	$ 9,100,000	$ 8,683,457
Series 2021-ARIA, Class B 5.62%, (1 ML+1.30%), 10/15/2036*	3,975,000	3,729,273
BXHPP Trust FRS
Series 2021-FILM, Class A 4.97%, (1 ML+0.65%), 08/15/2036*	4,335,000	4,054,180
Flagstar Mtg. Trust VRS
Series 2021-9INV, Class A2 2.00%, 09/25/2041*(1)	1,832,738	1,544,707
Series 2018-3INV, Class A3 4.00%, 05/25/2048*(1)	890,331	814,696
Life Mtg. Trust FRS
Series 2021-BMR, Class A 5.02%, (1 ML+0.70%), 03/15/2038*	879,758	851,882
MetLife Securitization Trust VRS
Series 2017-1A, Class A 3.00%, 04/25/2055*(1)	505,604	472,015
Mill City Mtg. Loan Trust VRS
Series 2017-3, Class A1 2.75%, 01/25/2061*(1)	310,556	300,208
SFAVE Commercial Mtg. Securities Trust VRS
Series 2015-5AVE, Class A2B 4.14%, 01/05/2043*(1)	1,340,000	912,546
SREIT Trust FRS
Series 2021-MFP, Class B 5.40%, (1 ML+1.08%), 11/15/2038*	4,550,000	4,333,193
Towd Point Mtg. Trust VRS
Series 2017-4, Class A1 2.75%, 06/25/2057*(1)	734,853	696,959
Series 2018-1, Class A1 3.00%, 01/25/2058*(1)	326,113	314,443
Wells Fargo Mtg. Backed Securities Trust VRS
Series 2021-INV1, Class A4 2.50%, 08/25/2051*(1)	4,980,143	4,275,866
		37,602,235
U.S. Government Agency — 3.2%
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs.
Series K1522, Class A2 2.36%, 10/25/2036	3,890,000	2,944,805
Series K142, Class A2 2.40%, 03/25/2032	4,000,000	3,369,745
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs. VRS
Series K-150, Class A2 3.71%, 09/25/2032(1)	1,484,000	1,390,656
Federal Home Loan Mtg. Corp. REMIC
Series 4146, Class AB 1.13%, 12/15/2027	1,062,953	990,840
Series 4142, Class PT 1.25%, 12/15/2027	809,926	755,799
Series 4122, Class AB 1.50%, 10/15/2042	239,936	210,074
Security Description	Shares or Principal Amount	Value

U.S. Government Agency (continued)
Series 5170, Class DP 2.00%, 07/25/2050	$ 4,925,247	$ 4,160,822
Series 4654, Class KA 3.00%, 06/15/2045	2,514,256	2,363,465
Series 4758, Class CA 3.00%, 07/15/2047	1,734,868	1,601,304
Series 3967, Class ZP 4.00%, 09/15/2041	1,859,071	1,774,348
Series 4809, Class CZ 4.00%, 07/15/2048	1,571,764	1,462,553
Federal Home Loan Mtg. Corp. SCRT
Series 2021-1, Class MTU 2.50%, 09/25/2060	7,534,808	6,374,011
Series 2019-3, Class MA 3.50%, 10/25/2058	1,009,912	955,507
Federal National Mtg. Assoc. REMIC
Series 2013-9, Class PT 1.25%, 02/25/2028	668,402	621,573
Series 2012-103, Class HB 1.50%, 09/25/2027	2,204,910	2,067,010
Series 2020-27, Class HC 1.50%, 10/25/2049	3,903,401	3,147,304
Series 2013-36, Class Z 3.00%, 04/25/2043	2,445,433	2,191,831
Series 2014-95, Class ZC 3.00%, 01/25/2045	1,328,058	1,149,365
Series 2015-7, Class GZ 3.00%, 03/25/2045	3,552,025	3,124,399
Series 2019-6, Class GJ 3.00%, 02/25/2049	361,045	339,353
Series 2013-83, Class NZ 3.50%, 08/25/2043	2,824,024	2,616,448
Federal National Mtg. Assoc. REMIC FRS
Series 2017-M13, Class FA 4.31%, (1 ML+0.40%), 10/25/2024	179,084	177,019
Government National Mtg. Assoc. REMIC
Series 2005-74, Class HA 7.50%, 09/16/2035	2,067	2,093
Series 2005-74, Class HB 7.50%, 09/16/2035	60,462	61,795
Series 2005-74, Class HC 7.50%, 09/16/2035	40,199	41,617
		43,893,736
Total Collateralized Mortgage Obligations (cost $89,754,540)		81,495,971
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 70.5%
U.S. Government — 39.6%
United States Treasury Bonds
1.75%, 08/15/2041	570,000	390,071
1.88%, 02/15/2041	45,000	31,806
2.25%, 02/15/2052	6,637,100	4,615,377
2.50%, 02/15/2045 to 05/15/2046	7,435,000	5,591,160
2.75%, 08/15/2047 to 11/15/2047	9,368,000	7,307,654
2.88%, 08/15/2045 to 05/15/2052	42,085,000	33,733,907
2.88%, 05/15/2049(2)	8,265,000	6,650,419
3.00%, 08/15/2052	2,043,000	1,683,240
3.38%, 08/15/2042	69,625,000	62,227,344

SunAmerica Series Trust SA Wellington Government and Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
4.00%, 11/15/2042 to 11/15/2052	$11,546,000	$ 11,395,776
United States Treasury Notes
0.25%, 03/15/2024	5,200,000	4,929,641
0.38%, 04/15/2024 to 01/31/2026	11,465,000	10,596,379
0.50%, 11/30/2023	5,315,000	5,113,611
0.75%, 12/31/2023 to 04/30/2026	24,295,000	22,047,549
0.88%, 01/31/2024 to 09/30/2026	41,385,000	37,569,417
1.13%, 10/31/2026	12,000,000	10,732,969
1.25%, 11/30/2026 to 12/31/2026	69,390,000	62,161,371
1.50%, 11/30/2028	3,395,000	2,948,213
1.63%, 10/31/2026 to 05/15/2031	1,855,000	1,658,374
1.88%, 02/28/2027 to 02/15/2032	5,405,000	4,737,135
2.38%, 03/31/2029	3,875,000	3,523,525
2.50%, 04/30/2024 to 05/31/2024	16,335,000	15,859,673
2.63%, 05/31/2027	5,905,000	5,566,154
2.75%, 04/30/2027 to 08/15/2032	33,860,600	31,116,301
2.88%, 04/30/2029	4,330,000	4,055,316
3.00%, 07/15/2025	1,140,000	1,104,197
3.13%, 08/31/2027	32,160,000	30,931,388
3.25%, 08/31/2024 to 06/30/2029	55,920,000	54,599,174
3.88%, 11/30/2027 to 11/30/2029	10,739,000	10,676,476
4.00%, 10/31/2029	7,700,000	7,702,406
4.13%, 09/30/2027 to 11/15/2032	50,789,800	51,123,118
4.25%, 09/30/2024	1,421,000	1,413,728
4.50%, 11/30/2024 to 11/15/2025	28,785,000	28,793,206
		542,586,075
U.S. Government Agency — 30.9%
Federal Home Loan Mtg. Corp.
2.00%, 11/01/2041 to 04/01/2052	53,610,892	43,962,413
2.50%, 10/01/2031 to 07/01/2051	29,936,977	25,881,070
3.00%, 11/01/2046 to 10/01/2051	22,690,900	20,270,469
4.00%, 09/01/2026 to 12/01/2040	1,585,951	1,528,112
6.00%, 12/01/2039	96,478	98,255
7.50%, 05/01/2027	248	253
Federal National Mtg. Assoc.
1.50%, 11/01/2041	5,366,941	4,390,535
2.00%, 09/01/2031 to 09/01/2051	22,775,591	19,025,841
2.50%, 03/01/2030 to 01/01/2052	47,278,073	40,602,633
3.00%, 05/01/2027 to 10/01/2051	24,156,212	21,499,795
3.01%, 12/01/2024	3,392,270	3,276,240
3.12%, 05/01/2033	2,501,576	2,296,368
3.50%, 04/01/2050 to 07/01/2051	17,044,361	15,621,092
4.00%, 09/01/2026 to 02/01/2046	5,081,221	4,891,578
4.50%, 11/01/2026 to 10/01/2043	1,078,527	1,062,769
5.50%, 03/01/2038 to 06/01/2040	219,037	227,033
6.50%, 02/01/2038 to 10/01/2039	54,194	57,198
Government National Mtg. Assoc.
2.00%, January 30 TBA	16,900,000	14,159,416
2.50%, January 30 TBA	23,278,000	20,167,083
3.00%, January 30 TBA	17,100,000	15,222,108
3.50%, January 30 TBA	21,850,000	20,071,743
4.00%, 02/15/2041 to 08/15/2042	653,459	632,645
4.00%, January 30 TBA	13,425,000	12,701,358
4.50%, 05/15/2040 to 05/15/2042	705,416	698,548
4.50%, January 30 TBA	3,025,000	2,933,985
5.00%, 07/15/2033 to 04/15/2041	914,493	925,007
5.50%, 10/15/2032 to 04/15/2036	528,853	540,425
6.00%, 06/15/2028 to 06/15/2041	2,654,444	2,783,949
6.50%, 10/15/2023 to 05/15/2032	406,928	418,797
7.00%, 11/15/2031 to 11/15/2033	71,492	74,210
8.00%, 10/15/2029 to 03/15/2031	58,602	59,172
Security Description	Shares or Principal Amount	Value

U.S. Government Agency (continued)
Uniform Mtg. Backed Securities
2.00%, January 15 TBA	$ 800,000	$ 711,383
2.00%, January 30 TBA	31,808,000	25,874,544
2.50%, January 30 TBA	9,936,000	8,410,966
3.00%, January 30 TBA	10,350,000	9,080,772
3.50%, January 15 TBA	1,975,000	1,889,258
3.50%, January 30 TBA	9,780,000	8,883,201
4.00%, January 15 TBA	3,450,000	3,362,528
4.00%, January 30 TBA	19,875,000	18,635,991
4.50%, January 30 TBA	45,222,000	43,515,154
5.00%, January 30 TBA	4,450,000	4,384,235
5.50%, January 30 TBA	2,100,000	2,105,180
		422,933,312
Total U.S. Government & Agency Obligations (cost $1,027,744,638)		965,519,387
MUNICIPAL SECURITIES — 1.5%
Bay Area Toll Authority Revenue Bonds
7.04%, 04/01/2050	70,000	86,050
Chicago Transit Authority Revenue Bonds
6.90%, 12/01/2040	140,000	155,173
Commonwealth of Massachusetts Revenue Bonds
4.11%, 07/15/2031	3,320,000	3,205,361
Dallas Fort Worth International Airport Revenue Bonds
4.09%, 11/01/2051	150,000	124,903
4.51%, 11/01/2051	930,000	835,902
Foothill-Eastern Transportation Corridor Agency Revenue Bonds
3.92%, 01/15/2053	2,670,000	1,916,831
Golden State Tobacco Securitization Corp. Revenue Bonds
2.75%, 06/01/2034	100,000	80,248
3.00%, 06/01/2046	445,000	411,888
3.29%, 06/01/2042	200,000	147,962
Illinois Municipal Electric Agency Revenue Bonds
6.83%, 02/01/2035	1,910,000	2,074,783
Kansas Development Finance Authority Revenue Bonds
2.77%, 05/01/2051	1,555,000	1,048,547
5.37%, 05/01/2026	560,000	564,877
Metropolitan Transportation Authority Revenue Bonds
6.20%, 11/15/2026	85,000	86,395
Municipal Electric Authority of Georgia Revenue Bonds
6.64%, 04/01/2057	1,419,000	1,517,964
Oregon School Boards Association General Obligation Bonds
4.76%, 06/30/2028	2,238,764	2,212,570

SunAmerica Series Trust SA Wellington Government and Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description	Shares or Principal Amount	Value
MUNICIPAL SECURITIES (continued)
Philadelphia Authority for Industrial Development Revenue Bonds
6.55%, 10/15/2028	$ 2,845,000	$ 2,973,816
State of Wisconsin Revenue Bonds
5.70%, 05/01/2026	1,740,000	1,770,994
Utility Debt Securitization Authority Revenue Bonds
3.44%, 12/15/2025	715,000	708,964
Total Municipal Securities (cost $22,783,622)		19,923,228
Total Long-Term Investment Securities (cost $1,429,064,399)		1,331,194,620
REPURCHASE AGREEMENTS — 16.7%
Bank of America Securities LLC Joint Repurchase Agreement(3)	44,580,000	44,580,000
Barclays Capital, Inc. Joint Repurchase Agreement(3)	49,555,000	49,555,000
BNP Paribas SA Joint Repurchase Agreement(3)	49,535,000	49,535,000
Deutsche Bank AG Joint Repurchase Agreement(3)	44,580,000	44,580,000
RBS Securities, Inc. Joint Repurchase Agreement(3)	40,720,000	40,720,000
Total Repurchase Agreements (cost $228,970,000)		228,970,000
TOTAL INVESTMENTS (cost $1,658,034,399)(4)	113.9%	1,560,164,620
Other assets less liabilities	(13.9)	(190,476,858)
NET ASSETS	100.0%	$1,369,687,762
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The SA Wellington Government and Quality Bond Portfolio has no right to demand registration of these securities. At December 31, 2022, the aggregate value of these securities was $177,375,485 representing 13.0% of net assets.
(1)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 2 for details of Joint Repurchase Agreements.
(4)	See Note 6 for cost of investments on a tax basis.
1 ML—1 Month USD LIBOR
3 ML—3 Month USD LIBOR
FRS—Floating Rate Security
REMIC—Real Estate Mortgage Investment Conduit
SCRT—Structured Credit Risk Transfer
TBA—Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.
VRS—Variable Rate Security
The rates shown on FRS and/or VRS are the current interest rates at December 31, 2022 and unless noted otherwise, the dates shown are the original maturity dates.

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation
145	Long	U.S. Treasury 2 Year Notes	March 2023	$29,704,484	$29,736,328	$ 31,844
31	Short	U.S. Treasury 10 Year Notes	March 2023	3,520,438	3,481,204	39,234
49	Short	U.S. Treasury 5 Year Notes	March 2023	5,330,281	5,288,554	41,727
						$112,805
*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

SunAmerica Series Trust SA Wellington Government and Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2022 (see Note 2):
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Corporate Bonds & Notes	$ —	$ 233,681,834	$—	$ 233,681,834
Asset Backed Securities	—	30,574,200	—	30,574,200
Collateralized Mortgage Obligations	—	81,495,971	—	81,495,971
U.S. Government & Agency Obligations	—	965,519,387	—	965,519,387
Municipal Securities	—	19,923,228	—	19,923,228
Repurchase Agreements	—	228,970,000	—	228,970,000
Total Investments at Value	$ —	$1,560,164,620	$—	$1,560,164,620
Other Financial Instruments:†
Futures Contracts	$112,805	$ —	$—	$ 112,805
*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.
See Notes to Financial Statements

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO PROFILE — December 31, 2022— (unaudited)

Industry Allocation*
Foreign Government Obligations	17.5%
U.S. Government & Agency Obligations	12.9
Banks	4.7
Diversified Financial Services	3.6
Internet	3.6
Software	3.6
Pharmaceuticals	3.4
Retail	3.3
Aerospace/Defense	3.1
Electric	2.9
Cosmetics/Personal Care	2.9
Mining	2.6
Short-Term Investments	2.4
Commercial Services	2.4
Machinery-Diversified	2.1
Telecommunications	2.0
Insurance	2.0
Repurchase Agreements	1.9
Healthcare-Services	1.8
Distribution/Wholesale	1.7
Oil & Gas	1.6
Semiconductors	1.6
Auto Manufacturers	1.5
Chemicals	1.5
Healthcare-Products	1.4
Oil & Gas Services	1.3
Computers	1.3
Miscellaneous Manufacturing	1.2
Gas	1.0
Pipelines	1.0
Transportation	0.9
Engineering & Construction	0.9
Home Furnishings	0.8
Unaffiliated Investment Companies	0.7
Electronics	0.7
Hand/Machine Tools	0.7
Home Builders	0.5
Apparel	0.5
Metal Fabricate/Hardware	0.4
Biotechnology	0.4
Private Equity	0.3
Media	0.2
REITS	0.1
Multi-National	0.1
Food	0.1
101.1%
*	Calculated as a percentage of net assets

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022

Security Description	Shares or Principal Amount	Value
COMMON STOCKS — 63.7%
Aerospace/Defense — 3.1%
Airbus SE	14,332	$ 1,703,234
BAE Systems PLC	110,071	1,139,082
General Dynamics Corp.	6,184	1,534,312
		4,376,628
Apparel — 0.5%
Hermes International	433	669,764
Auto Manufacturers — 1.4%
Ferrari NV	4,952	1,061,233
Renault SA†	27,068	906,191
		1,967,424
Banks — 4.2%
Axis Bank, Ltd. GDR	14,552	826,554
Chiba Bank, Ltd.†	27,200	199,378
Commerzbank AG†	31,585	298,746
FinecoBank Banca Fineco SpA	10,458	173,743
HSBC Holdings PLC	284,860	1,775,976
Mitsubishi UFJ Financial Group, Inc.	348,100	2,357,977
Resona Holdings, Inc.	52,800	290,955
		5,923,329
Biotechnology — 0.3%
Seagen, Inc.†	3,530	453,640
Chemicals — 1.5%
Albemarle Corp.	1,554	337,001
Linde PLC	5,150	1,683,889
		2,020,890
Commercial Services — 2.4%
Allfunds Group PLC	32,612	227,784
Block, Inc.†	8,222	516,671
Booz Allen Hamilton Holding Corp.	8,760	915,595
Localiza Rent a Car SA†	72,501	730,537
S&P Global, Inc.	2,832	948,550
		3,339,137
Computers — 1.3%
Apple, Inc.	13,940	1,811,224
Cosmetics/Personal Care — 2.9%
Estee Lauder Cos., Inc., Class A	5,101	1,265,609
Proya Cosmetics Co., Ltd., Class A	27,381	659,662
Unilever PLC	43,202	2,184,219
		4,109,490
Distribution/Wholesale — 1.7%
Copart, Inc.†	16,231	988,305
LKQ Corp.	25,858	1,381,076
		2,369,381
Diversified Financial Services — 3.5%
Charles Schwab Corp.	29,363	2,444,763
London Stock Exchange Group PLC	8,736	753,661
Visa, Inc., Class A	8,436	1,752,663
		4,951,087
Security Description	Shares or Principal Amount	Value

Electric — 2.8%
American Electric Power Co., Inc.	14,129	$ 1,341,548
PG&E Corp.†	64,891	1,055,128
RWE AG	34,390	1,531,043
		3,927,719
Electronics — 0.7%
Agilent Technologies, Inc.	6,280	939,802
Engineering & Construction — 0.9%
Larsen & Toubro, Ltd. GDR	29,655	750,272
Shanghai International Airport Co., Ltd., Class A†	55,200	458,246
		1,208,518
Gas — 1.0%
Atmos Energy Corp.	12,778	1,432,030
Hand/Machine Tools — 0.7%
Techtronic Industries Co., Ltd.	83,500	931,766
Healthcare-Products — 1.3%
Boston Scientific Corp.†	27,837	1,288,018
Danaher Corp.	2,134	566,406
		1,854,424
Healthcare-Services — 1.7%
Humana, Inc.	626	320,631
Lonza Group AG	1,886	924,184
UnitedHealth Group, Inc.	2,212	1,172,758
		2,417,573
Home Builders — 0.5%
Lennar Corp., Class A	8,334	754,227
Home Furnishings — 0.8%
Sony Group Corp.	14,500	1,108,713
Insurance — 1.9%
Dai-ichi Life Holdings, Inc.	14,900	339,916
Ping An Insurance Group Co. of China, Ltd.	152,500	1,009,119
Prudential PLC	74,282	1,012,531
T&D Holdings, Inc.	15,100	218,837
		2,580,403
Internet — 3.6%
Alphabet, Inc., Class C†	9,528	845,419
Amazon.com, Inc.†	8,911	748,524
Match Group, Inc.†	10,855	450,374
Meituan, Class B†	33,700	754,267
Meta Platforms, Inc., Class A†	7,726	929,747
Okta, Inc.†	1,825	124,702
Uber Technologies, Inc.†	45,987	1,137,259
		4,990,292
Machinery-Diversified — 1.9%
Deere & Co.	1,358	582,256
Keyence Corp.	2,930	1,147,978
Westinghouse Air Brake Technologies Corp.	8,908	889,107
		2,619,341

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metal Fabricate/Hardware — 0.4%
Tenaris SA	12,820	$ 223,482
Vallourec SA†	29,824	391,721
		615,203
Mining — 2.6%
Anglo American PLC	42,715	1,671,338
Rio Tinto PLC	22,385	1,569,075
South32, Ltd.	146,289	398,404
		3,638,817
Miscellaneous Manufacturing — 1.2%
Siemens AG	11,781	1,634,886
Oil & Gas — 1.6%
Cenovus Energy, Inc.	19,993	387,900
ConocoPhillips	7,555	891,490
Reliance Industries, Ltd. GDR*	7,176	441,324
Reliance Industries, Ltd. GDR (LSE)*	8,784	540,216
		2,260,930
Oil & Gas Services — 1.3%
Schlumberger, Ltd.	34,893	1,865,380
Pharmaceuticals — 3.4%
Ascendis Pharma A/S ADR†	4,947	604,177
AstraZeneca PLC	8,693	1,178,945
Eli Lilly & Co.	2,333	853,505
Novartis AG	23,828	2,154,093
		4,790,720
Pipelines — 1.0%
Targa Resources Corp.	18,471	1,357,619
Private Equity — 0.3%
Ares Management Corp., Class A	5,720	391,477
REITS — 0.1%
Alexandria Real Estate Equities, Inc.	976	142,174
Retail — 3.3%
China Tourism Group Duty Free Corp., Ltd., Class A	29,098	904,245
Chipotle Mexican Grill, Inc.†	574	796,419
Li Ning Co., Ltd.	110,500	959,122
Ross Stores, Inc.	11,145	1,293,600
Yum China Holdings, Inc.	11,436	624,977
		4,578,363
Semiconductors — 1.6%
Micron Technology, Inc.	16,277	813,524
ON Semiconductor Corp.†	18,321	1,142,681
Taiwan Semiconductor Manufacturing Co., Ltd.†	20,000	291,845
		2,248,050
Software — 3.6%
Autodesk, Inc.†	1,867	348,887
Electronic Arts, Inc.	6,090	744,076
Fidelity National Information Services, Inc.	3,533	239,714
Microsoft Corp.	8,239	1,975,877
Security Description		Shares or Principal Amount	Value

Software (continued)
Roper Technologies, Inc.		2,420	$ 1,045,658
Salesforce, Inc.†		4,580	607,262
			4,961,474
Telecommunications — 1.9%
Motorola Solutions, Inc.		6,399	1,649,086
T-Mobile US, Inc.†		7,046	986,440
			2,635,526
Transportation — 0.8%
Canadian Pacific Railway, Ltd.		15,766	1,175,464
Total Common Stocks (cost $91,011,452)			89,052,885
CORPORATE BONDS & NOTES — 2.0%
Auto Manufacturers — 0.1%
Volkswagen Bank GmbH
1.88%, 01/31/2024	EUR	100,000	104,799
Banks — 0.5%
Bank of America Corp.
1.49%, 05/19/2024		$ 100,000	98,432
3.38%, 04/02/2026		130,000	124,155
Goldman Sachs Group, Inc.
4.48%, 08/23/2028		25,000	23,960
JPMorgan Chase & Co.
1.51%, 06/01/2024		70,000	68,859
4.85%, 07/25/2028		95,000	92,604
Morgan Stanley
0.53%, 01/25/2024		130,000	129,128
PNC Financial Services Group, Inc.
5.67%, 10/28/2025		40,000	40,426
Toronto-Dominion Bank
4.29%, 09/13/2024		100,000	98,828
			676,392
Biotechnology — 0.1%
Gilead Sciences, Inc.
0.75%, 09/29/2023		86,000	83,317
Diversified Financial Services — 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.15%, 10/29/2023		180,000	173,193
Electric — 0.1%
E.ON SE
Zero Coupon, 12/18/2023	EUR	50,000	51,953
NextEra Energy Capital Holdings, Inc.
0.65%, 03/01/2023		140,000	139,041
			190,994
Food — 0.1%
Mondelez International, Inc.
0.25%, 03/17/2028	EUR	100,000	89,251
Healthcare-Products — 0.1%
GE HealthCare Technologies, Inc.
5.55%, 11/15/2024*		115,000	115,414
Healthcare-Services — 0.1%
Elevance Health, Inc.
0.45%, 03/15/2023		150,000	148,754

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description		Shares or Principal Amount	Value
CORPORATE BONDS & NOTES (continued)
Healthcare-Services (continued)
UnitedHealth Group, Inc.
1.25%, 01/15/2026		$ 15,000	$ 13,594
5.25%, 02/15/2028		40,000	40,889
			203,237
Insurance — 0.1%
Equitable Financial Life Global Funding
0.50%, 04/06/2023*		160,000	158,306
Principal Life Global Funding II
1.25%, 06/23/2025*		25,000	22,736
			181,042
Machinery-Diversified — 0.2%
John Deere Canada Funding, Inc.
2.70%, 01/17/2023	CAD	400,000	295,193
Media — 0.2%
Comcast Corp.
Zero Coupon, 09/14/2026	EUR	100,000	93,460
Discovery Communications LLC
3.90%, 11/15/2024		120,000	116,134
			209,594
Multi-National — 0.1%
International Finance Corp.
2.88%, 12/18/2024	GBP	100,000	117,504
REITS — 0.0%
American Tower Corp.
1.30%, 09/15/2025		45,000	40,620
Telecommunications — 0.1%
AT&T, Inc.
1.65%, 02/01/2028		80,000	67,564
Verizon Communications, Inc.
2.10%, 03/22/2028		105,000	91,127
			158,691
Transportation — 0.1%
Canadian Pacific Railway Co.
1.35%, 12/02/2024		145,000	135,155
Total Corporate Bonds & Notes (cost $2,913,198)			2,774,396
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 12.9%
U.S. Government — 12.9%
United States Treasury Bonds
1.38%, 11/15/2040		636,000	413,475
1.75%, 08/15/2041		1,297,000	887,584
1.88%, 02/15/2051		249,000	158,251
2.00%, 02/15/2050 to 08/15/2051		1,707,000	1,121,673
3.00%, 02/15/2048		323,500	265,156
3.75%, 08/15/2041		194,000	183,989
4.50%, 02/15/2036		173,000	184,603
5.00%, 05/15/2037		271,000	302,652
United States Treasury Notes
0.13%, 08/31/2023		614,000	595,460
0.25%, 03/15/2024(1)		2,433,000	2,306,503
0.25%, 09/30/2025		1,150,000	1,032,574
0.38%, 01/31/2026		1,309,000	1,164,652
Security Description		Shares or Principal Amount	Value

U.S. Government (continued)
0.50%, 03/31/2025(1)		$ 225,000	$ 206,648
0.50%, 02/28/2026		495,000	441,072
0.75%, 08/31/2026		841,000	744,646
1.25%, 08/15/2031		974,000	789,777
1.63%, 10/31/2026		1,238,000	1,130,014
2.25%, 08/15/2027		1,915,000	1,771,450
2.38%, 05/15/2029		141,000	128,178
2.50%, 05/15/2024		1,771,000	1,718,977
2.63%, 05/31/2027		495,000	466,596
2.75%, 07/31/2027 to 02/15/2028		819,000	774,601
2.88%, 05/15/2032		849,000	782,407
3.88%, 11/30/2027		482,000	479,364
Total U.S. Government & Agency Obligations (cost $20,164,269)			18,050,302
FOREIGN GOVERNMENT OBLIGATIONS — 17.5%
Sovereign — 17.5%
Commonwealth of Australia
0.25%, 11/21/2024	AUD	112,000	71,906
1.00%, 12/21/2030	AUD	93,000	50,555
1.75%, 11/21/2032 to 06/21/2051	AUD	244,000	97,230
2.75%, 05/21/2041	AUD	35,000	18,976
3.00%, 03/21/2047	AUD	134,000	72,451
3.25%, 04/21/2029	AUD	452,000	297,918
Federal Republic of Germany
Zero Coupon, 10/18/2024 to 08/15/2050	EUR	1,214,000	1,085,048
1.25%, 08/15/2048	EUR	78,000	64,942
1.30%, 10/15/2027	EUR	191,000	193,401
1.70%, 08/15/2032	EUR	276,000	275,413
1.75%, 02/15/2024	EUR	611,000	648,680
2.50%, 07/04/2044	EUR	153,000	163,615
3.25%, 07/04/2042	EUR	29,000	34,435
4.75%, 07/04/2040	EUR	174,000	242,230
Government of Canada
0.25%, 04/01/2024	CAD	209,000	146,927
0.50%, 12/01/2030	CAD	73,000	43,482
1.50%, 06/01/2026	CAD	196,000	135,185
2.00%, 12/01/2051	CAD	50,000	28,053
2.25%, 06/01/2029	CAD	116,000	80,649
2.75%, 08/01/2024	CAD	183,000	132,249
3.50%, 12/01/2045	CAD	96,000	72,686
4.00%, 06/01/2041	CAD	15,000	12,023
Government of France
Zero Coupon, 02/25/2024 to 11/25/2031	EUR	2,103,000	1,935,456
0.50%, 06/25/2044*	EUR	175,000	109,071
0.75%, 02/25/2028 to 05/25/2028	EUR	619,000	594,984
1.00%, 05/25/2027	EUR	289,000	286,650
1.25%, 05/25/2036*	EUR	46,000	38,584
1.50%, 05/25/2050*	EUR	198,000	145,074
1.75%, 05/25/2066*	EUR	70,000	51,123
2.00%, 11/25/2032	EUR	112,000	109,363
2.00%, 05/25/2048*	EUR	73,000	61,054
4.00%, 04/25/2055*	EUR	45,000	54,828
4.50%, 04/25/2041	EUR	153,000	190,881
Government of Japan
0.20%, 06/20/2036	JPY	58,700,000	407,291
0.30%, 12/20/2024	JPY	17,100,000	130,946

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
0.40%, 12/20/2049 to 03/20/2056	JPY	130,100,000	$ 717,986
0.60%, 06/20/2024 to 09/20/2037	JPY	119,400,000	906,063
0.80%, 09/20/2023 to 09/20/2047	JPY	96,400,000	636,447
0.90%, 06/20/2042	JPY	44,000,000	313,850
1.60%, 06/20/2030	JPY	18,100,000	149,304
1.70%, 06/20/2033	JPY	4,450,000	37,666
2.30%, 03/20/2039 to 03/20/2040	JPY	148,800,000	1,328,293
Government of Malaysia
2.63%, 04/15/2031	MYR	122,000	24,977
3.58%, 07/15/2032	MYR	166,000	36,171
3.84%, 04/15/2033	MYR	70,000	15,509
4.13%, 04/15/2032	MYR	355,000	80,857
4.76%, 04/07/2037	MYR	173,000	41,255
Government of New Zealand
2.00%, 05/15/2032	NZD	102,000	52,637
2.75%, 05/15/2051	NZD	258,000	117,397
Kingdom of Belgium
Zero Coupon, 10/22/2027 to 10/22/2031*	EUR	273,000	249,849
0.35%, 06/22/2032*	EUR	210,000	174,076
0.50%, 10/22/2024*	EUR	217,000	223,352
1.40%, 06/22/2053*	EUR	90,000	60,993
4.25%, 03/28/2041*	EUR	124,000	147,564
Kingdom of Denmark
0.50%, 11/15/2029	DKK	570,000	70,869
4.50%, 11/15/2039	DKK	327,000	58,663
Kingdom of Norway
1.25%, 09/17/2031*	NOK	377,000	32,901
Kingdom of Spain
Zero Coupon, 05/31/2024 to 01/31/2028	EUR	1,350,000	1,312,548
0.50%, 10/31/2031*	EUR	36,000	29,993
0.85%, 07/30/2037*	EUR	90,000	64,076
1.00%, 07/30/2042*	EUR	120,000	78,370
1.85%, 07/30/2035*	EUR	114,000	99,330
1.90%, 10/31/2052*	EUR	118,000	80,893
2.55%, 10/31/2032*	EUR	417,000	408,545
3.45%, 07/30/2066*	EUR	50,000	47,710
4.65%, 07/30/2025*	EUR	24,000	26,774
4.70%, 07/30/2041*	EUR	20,000	23,890
Kingdom of Sweden
0.13%, 05/12/2031*	SEK	750,000	59,624
Kingdom of the Netherlands
Zero Coupon, 01/15/2024 to 01/15/2052*	EUR	715,000	592,434
Republic of Austria
Zero Coupon, 10/20/2028 to 10/20/2040*	EUR	165,000	132,629
0.75%, 10/20/2026*	EUR	159,000	158,306
0.85%, 06/30/2120*	EUR	17,000	7,499
1.85%, 05/23/2049*	EUR	70,000	58,123
2.10%, 09/20/2117*	EUR	4,000	3,127
2.40%, 05/23/2034*	EUR	83,000	82,748
Republic of Finland
0.13%, 09/15/2031 to 04/15/2052*	EUR	117,000	86,178
0.88%, 09/15/2025*	EUR	48,000	48,915
Security Description		Shares or Principal Amount	Value

Sovereign (continued)
1.13%, 04/15/2034*	EUR	33,000	$ 28,768
Republic of Ireland
Zero Coupon, 10/18/2031	EUR	67,000	55,277
1.00%, 05/15/2026	EUR	30,000	30,435
1.10%, 05/15/2029	EUR	77,000	73,920
1.50%, 05/15/2050	EUR	31,000	22,941
1.70%, 05/15/2037	EUR	25,000	22,075
Republic of Italy
Zero Coupon, 01/15/2024 to 04/01/2026	EUR	1,779,000	1,728,784
0.25%, 03/15/2028	EUR	193,000	170,686
0.60%, 08/01/2031*	EUR	71,000	55,673
0.95%, 12/01/2031*	EUR	538,000	429,680
1.35%, 04/01/2030	EUR	68,000	59,777
1.50%, 04/30/2045*	EUR	196,000	118,632
1.65%, 12/01/2030*	EUR	44,000	38,689
1.70%, 09/01/2051*	EUR	33,000	19,620
1.80%, 03/01/2041*	EUR	41,000	28,435
1.85%, 07/01/2025*	EUR	271,000	278,820
2.15%, 03/01/2072*	EUR	40,000	23,958
2.80%, 03/01/2067*	EUR	34,000	24,497
3.00%, 08/01/2029	EUR	107,000	107,179
3.10%, 03/01/2040*	EUR	91,000	78,524
4.00%, 04/30/2035*	EUR	350,000	348,318
Republic of Poland
1.25%, 10/25/2030	PLN	199,000	30,481
2.50%, 07/25/2027	PLN	630,000	119,721
Republic of Singapore
1.88%, 10/01/2051	SGD	20,000	13,168
2.63%, 08/01/2032	SGD	33,000	23,694
2.75%, 04/01/2042	SGD	29,000	22,107
2.88%, 09/01/2030	SGD	35,000	25,713
3.38%, 09/01/2033	SGD	41,000	31,315
3.50%, 03/01/2027	SGD	74,000	56,685
State of Israel
1.30%, 04/30/2032	ILS	66,000	15,603
1.50%, 11/30/2023 to 05/31/2037	ILS	769,000	200,493
United Kingdom Gilt Treasury
0.13%, 01/31/2024	GBP	218,000	253,510
0.25%, 07/31/2031	GBP	894,000	809,685
0.50%, 10/22/2061	GBP	118,000	50,771
0.88%, 10/22/2029 to 07/31/2033	GBP	478,000	463,827
1.00%, 04/22/2024	GBP	96,000	112,168
1.13%, 01/31/2039	GBP	464,000	369,174
1.25%, 07/31/2051	GBP	361,000	235,716
2.50%, 07/22/2065	GBP	69,000	62,388
3.50%, 01/22/2045	GBP	45,000	49,978
4.25%, 12/07/2040 to 12/07/2046	GBP	291,000	360,044
United Mexican States
5.75%, 03/05/2026	MXN	1,519,400	70,526
7.75%, 05/29/2031	MXN	1,702,700	80,856
8.00%, 11/07/2047	MXN	154,100	7,050
8.50%, 11/18/2038	MXN	1,183,600	57,467
10.00%, 12/05/2024 to 11/20/2036	MXN	2,457,800	128,305
Total Foreign Government Obligations (cost $30,763,374)			24,356,883

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Security Description		Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES — 0.7%
iShares MSCI ACWI ETF		10,453	$ 887,251
iShares MSCI Japan ETF		2,182	118,788
Total Unaffiliated Investment Companies (cost $1,020,762)			1,006,039
RIGHTS — 0.0%
Commercial Services — 0.0%
Localiza Rent a Car SA Expires 01/31/2023, Strike Price BRL 42.25† (cost $0)		316	644
Total Long-Term Investment Securities (cost $145,873,055)			135,241,149
SHORT-TERM INVESTMENTS — 2.4%
Commercial Paper — 0.7%
CDP Financial, Inc. 5.10%, 06/16/2023		$ 250,000	244,339
Vodafone Group PLC 4.63%, 01/05/2023		250,000	249,807
VW Credit, Inc.
4.65%, 01/11/2023		250,000	249,617
4.70%, 01/13/2023		250,000	249,552
			993,315
Sovereign — 0.9%
Government of Japan
Zero Coupon, 01/16/2023	JPY	166,050,000	1,265,304
U.S. Government — 0.8%
United States Treasury Bills
4.06%, 02/09/2023		358,000	356,572
4.09%, 03/16/2023		740,000	733,863
			1,090,435
Total Short-Term Investments (cost $3,252,296)			3,349,054
REPURCHASE AGREEMENTS — 1.9%
Bank of America Securities LLC Joint Repurchase Agreement(2)		530,000	530,000
Barclays Capital, Inc. Joint Repurchase Agreement(2)		610,000	610,000
BNP Paribas SA Joint Repurchase Agreement(2)		590,000	590,000
Security Description	Shares or Principal Amount	Value

Deutsche Bank AG Joint Repurchase Agreement(2)	$ 530,000	$ 530,000
RBS Securities, Inc. Joint Repurchase Agreement(2)	485,000	485,000
Total Repurchase Agreements (cost $2,745,000)		2,745,000
TOTAL INVESTMENTS (cost $151,870,351)(3)	101.1%	141,335,203
Other assets less liabilities	(1.1)	(1,575,909)
NET ASSETS	100.0%	$139,759,294
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The SA Wellington Strategic Multi-Asset Portfolio has no right to demand registration of these securities. At December 31, 2022, the aggregate value of these securities was $6,189,243 representing 4.4% of net assets.
(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 2 for details of Joint Repurchase Agreements.
(3)	See Note 6 for cost of investments on a tax basis.
ADR—American Depositary Receipt
DAC—Designated Activity Company
ETF—Exchange Traded Fund
GDR—Global Depositary Receipt
LSE—London Stock Exchange
AUD—Australian Dollar
CAD—Canadian Dollar
DKK—Danish Krone
EUR—Euro Currency
GBP—British Pound
ILS—Israeli New Sheqel
JPY—Japanese Yen
MXN—Mexican Peso
MYR—Malaysian Ringgit
NOK—Norwegian Krone
NZD—New Zealand Dollar
PLN—Polish Zloty
SEK—Swedish Krona
SGD—Singapore Dollar

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation
3	Long	U.S. Treasury 2 Year Notes	March 2023	$614,578	$615,234	$ 656
2	Long	U.S. Treasury Long Bonds	March 2023	250,637	250,687	50
4	Short	Euro-BTP	March 2023	501,608	466,373	35,235
7	Short	Long Gilt	March 2023	897,633	845,418	52,215
4	Short	Mini-10 Year JGB	March 2023	451,760	443,371	8,389
2	Short	U.S. Treasury Ultra 10 Year Notes	March 2023	237,875	236,563	1,312
						$97,857

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Futures Contracts — (continued)

Numberof Contracts	Type	Description	ExpirationMonth	NotionalBasis*	NotionalValue*	Unrealized (Depreciation)
2	Long	Australian 10 Year Bonds	March 2023	$ 162,122	$ 157,524	$ (4,598)
2	Long	Euro-BOBL	March 2023	250,014	247,809	(2,205)
15	Long	U.S. Treasury 10 Year Notes	March 2023	1,689,157	1,684,454	(4,703)
3	Long	U.S. Treasury Ultra Bonds	March 2023	405,993	402,937	(3,056)
						$(14,562)
Net Unrealized Appreciation (Depreciation)						$ 83,295
*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.
Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Australia & New Zealand Banking Group	USD	35,068	CAD	47,000	01/10/2023	$ —	$ (354)
Bank of America, N.A.	AUD	360,000	USD	243,317	01/10/2023	—	(1,850)
	CHF	50,000	USD	54,182	01/10/2023	72	—
	CNH	495,000	USD	68,863	01/10/2023	—	(2,700)
	EUR	324,000	USD	336,895	01/10/2023	—	(10,078)
	JPY	29,500,000	USD	221,021	01/10/2023	—	(3,911)
	KRW	209,014,000	USD	158,250	01/10/2023	—	(7,652)
	MXN	470,000	USD	24,472	01/10/2023	378	—
	TWD	1,485,000	USD	48,019	01/10/2023	—	(364)
	USD	51,166	AUD	75,000	01/10/2023	—	(90)
	USD	47,924	CAD	65,000	01/10/2023	84	—
	USD	151,935	EUR	143,000	01/10/2023	1,205	—
	USD	259,013	GBP	214,000	01/10/2023	—	(256)
	USD	122,792	JPY	16,700,000	01/10/2023	4,543	—
	USD	77,862	KRW	97,950,000	01/10/2023	—	(116)
	USD	193,080	NZD	305,000	01/10/2023	577	—
	USD	197,856	SEK	2,050,000	01/10/2023	—	(1,327)
	ZAR	410,000	USD	23,868	01/10/2023	—	(250)
						6,859	(28,594)
Barclays Bank PLC	AUD	1,006,000	USD	676,062	01/10/2023	—	(9,042)
	CAD	1,724,000	USD	1,288,052	01/10/2023	14,744	—
	CHF	50,000	USD	53,425	01/10/2023	—	(684)
	EUR	47,000	USD	49,498	01/10/2023	—	(835)
	GBP	160,000	USD	194,353	01/10/2023	890	—
	JPY	38,600,000	USD	284,842	01/10/2023	—	(9,476)
	NZD	523,000	USD	325,834	01/10/2023	—	(6,241)
	PLN	110,000	USD	24,295	01/10/2023	—	(802)
	USD	371,633	AUD	553,000	01/10/2023	4,970	—
	USD	71,133	CAD	96,000	01/10/2023	—	(229)
	USD	37,824	CHF	35,000	01/10/2023	52	—
	USD	246,129	EUR	233,000	01/10/2023	3,392	—
	USD	232,223	GBP	190,000	01/10/2023	—	(2,486)
						24,048	(29,795)
BNP Paribas SA	AUD	70,000	USD	47,101	01/10/2023	—	(570)
	CAD	115,000	USD	84,453	01/10/2023	—	(483)
	CHF	256,000	USD	272,911	01/10/2023	—	(4,129)
	EUR	349,000	USD	360,546	01/10/2023	—	(13,200)
	GBP	2,854,000	USD	3,414,016	01/10/2023	—	(36,875)
	JPY	33,500,000	USD	245,623	01/10/2023	—	(9,808)
	NZD	203,000	USD	127,918	01/10/2023	—	(976)
	SEK	870,000	USD	84,159	01/10/2023	754	—
	USD	248,224	AUD	365,000	01/10/2023	348	—
	USD	73,696	CAD	100,000	01/10/2023	162	—
	USD	96,811	CHF	90,000	01/10/2023	586	—
	USD	340,966	EUR	325,000	01/10/2023	7,078	—

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Forward Foreign Currency Contracts — (continued)
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
	USD	98,652	GBP	81,000	01/10/2023	$ —	$ (711)
	USD	366,409	JPY	49,300,000	01/10/2023	9,494	—
						18,422	(66,752)
Canadian Imperial Bank of Commerce	USD	288,149	CAD	390,000	01/10/2023	—	(104)
Citibank, N.A.	AUD	90,000	USD	61,173	01/10/2023	—	(119)
	CHF	90,000	USD	97,088	01/10/2023	—	(309)
	EUR	234,000	USD	246,884	01/10/2023	—	(3,708)
	MXN	470,000	USD	24,147	01/10/2023	53	—
	NOK	1,680,000	USD	170,569	01/10/2023	—	(960)
	NZD	268,000	USD	170,903	01/10/2023	739	—
	SEK	2,050,000	USD	197,817	01/10/2023	1,288	—
	USD	194,791	CHF	180,000	01/10/2023	3	—
	USD	148,010	EUR	140,000	01/10/2023	1,916	—
	USD	47,498	JPY	6,500,000	01/10/2023	2,063	—
	USD	123,444	SEK	1,280,000	01/10/2023	—	(734)
						6,062	(5,830)
Deutsche Bank AG	EUR	14,267,000	USD	14,866,095	01/10/2023	—	(412,514)
	PLN	403,000	USD	87,618	01/10/2023	—	(4,327)
	USD	379,250	EUR	364,000	01/10/2023	10,560	—
	USD	105,310	MYR	470,000	01/10/2023	1,982	—
	USD	105,446	PLN	485,000	01/10/2023	5,207	—
						17,749	(416,841)
Goldman Sachs International	AUD	305,000	USD	205,561	01/10/2023	—	(2,150)
	BRL	15,000	USD	2,910	01/04/2023	69	—
	CAD	730,000	USD	536,784	01/10/2023	—	(2,378)
	CHF	45,000	USD	48,236	01/10/2023	—	(462)
	EUR	46,000	USD	48,790	01/10/2023	—	(472)
	GBP	269,000	USD	324,560	01/10/2023	—	(700)
	JPY	6,500,000	USD	49,571	01/10/2023	10	—
	MXN	930,000	USD	47,738	01/10/2023	63	—
	NZD	75,000	USD	47,706	01/10/2023	86	—
	USD	190,655	AUD	285,000	01/10/2023	3,435	—
	USD	2,760	BRL	15,000	01/04/2023	81	—
	USD	2,892	BRL	15,000	02/02/2023	—	(66)
	USD	707,195	CAD	960,000	01/10/2023	1,840	—
	USD	74,331	CNH	514,000	01/10/2023	—	(21)
	USD	594,767	EUR	557,000	01/10/2023	1,727	—
	USD	150,384	GBP	125,000	01/10/2023	758	—
	USD	222,966	JPY	29,900,000	01/10/2023	5,016	—
	USD	147,579	KRW	192,890,000	01/10/2023	5,524	—
	USD	155,524	NZD	245,000	01/10/2023	37	—
	USD	48,948	TWD	1,505,000	01/10/2023	87	—
	USD	28,205	ZAR	500,000	01/10/2023	1,208	—
	ZAR	1,330,000	USD	77,181	01/10/2023	—	(1,056)
						19,941	(7,305)
HSBC Bank PLC	AUD	730,000	USD	489,508	01/10/2023	—	(7,635)
	ILS	849,000	USD	246,876	01/10/2023	5,303	—
	JPY	46,700,000	USD	342,978	01/10/2023	—	(13,101)
	MYR	1,356,000	USD	301,735	01/10/2023	—	(7,814)
	NZD	230,000	USD	145,951	01/10/2023	—	(86)
	PLN	214,000	USD	46,865	01/10/2023	—	(1,959)
	USD	290,945	AUD	430,000	01/10/2023	1,892	—
	USD	341,852	NZD	535,000	01/10/2023	—	(2,158)
						7,195	(32,753)
JPMorgan Chase Bank, N.A.	CHF	105,000	USD	112,650	01/10/2023	—	(980)
	EUR	800,000	USD	845,256	01/10/2023	—	(11,468)
	GBP	56,000	USD	66,973	01/10/2023	—	(739)
	JPY	6,500,000	USD	49,019	01/10/2023	—	(542)

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Forward Foreign Currency Contracts — (continued)
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
	NOK	480,000	USD	48,172	01/10/2023	$ —	$ (837)
	NZD	460,000	USD	292,184	01/10/2023	110	—
	SEK	2,040,000	USD	197,527	01/10/2023	1,957	—
	SGD	263,000	USD	189,889	01/10/2023	—	(6,503)
	USD	94,919	AUD	140,000	01/10/2023	424	—
	USD	80,550	CHF	75,000	01/10/2023	614	—
	USD	34,360	CNH	247,000	01/10/2023	1,349	—
	USD	401,932	EUR	380,000	01/10/2023	5,012	—
	USD	106,819	GBP	88,000	01/10/2023	—	(415)
	USD	367,122	JPY	49,500,000	01/10/2023	10,305	—
	USD	121,612	NOK	1,200,000	01/10/2023	909	—
	USD	242,684	NZD	380,000	01/10/2023	—	(1,406)
	USD	207,183	SEK	2,150,000	01/10/2023	—	(1,067)
	USD	123,106	ZAR	2,120,000	01/10/2023	1,603	—
						22,283	(23,957)
Morgan Stanley & Co. International PLC	AUD	145,000	USD	97,366	01/10/2023	—	(1,381)
	EUR	140,000	USD	148,693	01/10/2023	—	(1,234)
	JPY	705,492,000	USD	5,129,698	01/10/2023	—	(249,545)
	NOK	443,000	USD	44,175	01/10/2023	—	(1,056)
	NZD	324,000	USD	206,043	01/10/2023	322	—
	PLN	110,000	USD	24,114	01/10/2023	—	(982)
	USD	51,113	AUD	75,000	01/10/2023	—	(37)
	USD	48,106	CHF	45,000	01/10/2023	592	—
	USD	296,678	EUR	281,000	01/10/2023	4,246	—
	USD	952,581	JPY	130,534,000	01/10/2023	42,716	—
	USD	122,666	NOK	1,210,000	01/10/2023	876	—
	USD	243,570	NZD	390,000	01/10/2023	4,058	—
						52,810	(254,235)
Natwest Markets PLC	JPY	98,750,000	USD	710,248	01/17/2023	—	(43,392)
Royal Bank of Canada	JPY	7,397,000	USD	56,159	01/10/2023	—	(241)
	USD	112,849	AUD	166,000	01/10/2023	200	—
	USD	144,140	CAD	195,000	01/10/2023	—	(117)
						200	(358)
Standard Chartered Bank	USD	26,298	JPY	3,628,000	01/10/2023	1,365	—
State Street Bank & Trust Company	CAD	200,000	USD	147,659	01/10/2023	—	(57)
	CHF	135,000	USD	145,443	01/10/2023	—	(652)
	EUR	184,000	USD	194,443	01/10/2023	—	(2,604)
	JPY	13,400,000	USD	97,127	01/10/2023	—	(5,045)
	NZD	85,000	USD	52,982	01/10/2023	—	(988)
	USD	53,767	AUD	80,000	01/10/2023	715	—
	USD	144,558	CHF	135,000	01/10/2023	1,538	—
	USD	254,611	EUR	245,000	01/10/2023	7,761	—
	USD	147,177	GBP	121,000	01/10/2023	—	(871)
	USD	98,142	JPY	13,500,000	01/10/2023	4,793	—
						14,807	(10,217)
Toronto Dominion Bank	AUD	75,000	USD	50,301	01/10/2023	—	(775)
UBS AG	DKK	975,000	USD	137,866	01/10/2023	—	(2,553)
	EUR	92,000	USD	97,821	01/10/2023	—	(702)
	MXN	6,932,000	USD	355,021	01/10/2023	—	(334)
	NZD	131,000	USD	83,447	01/10/2023	269	—
	USD	51,152	AUD	75,000	01/10/2023	—	(76)
	USD	96,214	CHF	90,000	01/10/2023	1,183	—
	USD	34,233	CNH	246,000	01/10/2023	1,332	—
	USD	48,187	GBP	40,000	01/10/2023	179	—

SunAmerica Series Trust SA Wellington Strategic Multi-Asset Portfolio
PORTFOLIO OF INVESTMENTS — December 31, 2022 — (continued)

Forward Foreign Currency Contracts — (continued)
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
	USD	50,219	JPY	6,800,000	01/10/2023	$ 1,629	$ —
	USD	203,835	MXN	3,980,000	01/10/2023	192	—
						4,784	(3,665)
Unrealized Appreciation (Depreciation)						$196,525	$ (924,927)
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CHF—Swiss Franc
CNH—Yuan Renminbi Offshore
DKK—Danish Krone
EUR—Euro Currency
GBP—British Pound
ILS—Israeli New Sheqel
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
MYR—Malaysian Ringgit
NOK—Norwegian Krone
NZD—New Zealand Dollar
PLN—Polish Zloty
SEK—Swedish Krona
SGD—Singapore Dollar
TWD—New Taiwan Dollar
USD—United States Dollar
ZAR—South African Rand
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2022 (see Note 2):
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$89,052,885	$ —	$—	$ 89,052,885
Corporate Bonds & Notes	—	2,774,396	—	2,774,396
U.S. Government & Agency Obligations	—	18,050,302	—	18,050,302
Foreign Government Obligations	—	24,356,883	—	24,356,883
Unaffiliated Investment Companies	1,006,039	—	—	1,006,039
Rights	—	644	—	644
Short-Term Investments	—	3,349,054	—	3,349,054
Repurchase Agreements	—	2,745,000	—	2,745,000
Total Investments at Value	$90,058,924	$51,276,279	$—	$141,335,203
Other Financial Instruments:†
Futures Contracts	$ 97,857	$ —	$—	$ 97,857
Forward Foreign Currency Contracts	—	196,525	—	196,525
Total Other Financial Instruments	$ 97,857	$ 196,525	$—	$ 294,382
LIABILITIES:
Other Financial Instruments:†
Futures Contracts	$ 14,562	$ —	$—	$ 14,562
Forward Foreign Currency Contracts	—	924,927	—	924,927
Total Other Financial Instruments	$ 14,562	$ 924,927	$—	$ 939,489
*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.
See Notes to Financial Statements

SunAmerica Series Trust

STATEMENTS OF ASSETS AND LIABILITIES — December 31, 2022

	SA Wellington Capital Appreciation Portfolio	SA Wellington Government and Quality Bond Portfolio	SA Wellington Strategic Multi-Asset Portfolio
ASSETS:
Investments at value (unaffiliated)*	$1,462,910,523	$1,331,194,620	$138,590,203
Repurchase agreements (cost approximates value)	25,105,000	228,970,000	2,745,000
Cash	3,799	2,830	4,251
Foreign cash*	22	—	143,802
Due from broker	—	27,165	262
Receivable for:
Fund shares sold	18,382,935	20,187,848	—
Dividends and interest	978,454	7,327,582	265,044
Investments sold	—	—	274,068
Investments sold on an extended settlement basis	—	10,891,640	113,322
Prepaid expenses and other assets	10,017	9,570	6,291
Due from investment adviser for expense reimbursements/fee waivers	—	—	69,905
Variation margin on futures contracts	—	8,572	5,495
Unrealized appreciation on forward foreign currency contracts	—	—	196,525

Total assets	1,507,390,750	1,598,619,827	142,414,168

LIABILITIES:
Payable for:
Fund shares redeemed	14,068	595,360	1,035,747
Investments purchased	—	—	378,147
Investments purchased on an extended settlement basis	—	227,359,568	49,352
Investment advisory and management fees	915,719	622,485	120,277
Service fees-Class 2	4,827	1,890	—
Service fees-Class 3	216,671	112,285	27,434
Transfer agent fees and expenses	257	308	103
Trustees’ fees and expenses	—	561	452
Other accrued expenses	200,272	216,952	111,901
Variation margin on futures contracts	—	22,656	6,534
Unrealized depreciation on forward foreign currency contracts	—	—	924,927

Total liabilities	1,351,814	228,932,065	2,654,874

NET ASSETS	$1,506,038,936	$1,369,687,762	139,759,294

NET ASSETS REPRESENTED BY:
Capital paid-in	$2,161,715,498	$1,587,666,418	$160,059,402
Total accumulated earnings (loss)	(655,676,562)	(217,978,656)	(20,300,108)

NET ASSETS	$1,506,038,936	$1,369,687,762	$139,759,294

Class 1 (unlimited shares authorized):
Net assets	$461,750,833	$816,210,009	$12,241,100
Shares of beneficial interest issued and outstanding	20,160,670	63,535,942	1,649,301
Net asset value, offering and redemption price per share	$22.90	$12.85	$7.42

Class 2 (unlimited shares authorized):
Net assets	$37,292,697	$14,605,355	$—
Shares of beneficial interest issued and outstanding	1,882,897	1,132,196	—
Net asset value, offering and redemption price per share	$19.81	$12.90	$—

Class 3 (unlimited shares authorized):
Net assets	$1,006,995,406	$538,872,398	$127,518,194
Shares of beneficial interest issued and outstanding	56,460,336	42,031,651	17,326,026
Net asset value, offering and redemption price per share	$17.84	$12.82	$7.36

*Cost
Investments (unaffiliated)	$1,828,958,702	$1,429,064,399	$149,125,351

Foreign cash	$22	$—	$144,022

See Notes to Financial Statements

25

SunAmerica Series Trust

STATEMENTS OF OPERATIONS — For the Year Ended December 31, 2022

	SA Wellington Capital Appreciation Portfolio	SA Wellington Government and Quality Bond Portfolio	SA Wellington Strategic Multi- Asset Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$5,852,282	$—	$1,364,611
Interest (unaffiliated)	540,099	34,496,287	581,983

Total investment income*	6,392,381	34,496,287	1,946,594

EXPENSES:
Investment advisory and management fees	11,807,254	7,967,611	1,390,796
Service fee:
Class 2	67,961	25,122	—
Class 3	2,689,918	1,477,156	314,384
Transfer agent fees and expenses	3,317	3,981	1,327
Custodian and accounting fees	198,087	217,217	101,368
Reports to shareholders	94,266	78,056	12,805
Audit and tax fees	39,145	63,857	74,813
Legal fees	10,983	15,162	13,897
Trustees’ fees and expenses	31,931	29,599	2,856
Interest expense	—	—	1,980
Other expenses	143,598	74,963	65,407

Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	15,086,460	9,952,724	1,979,633

Fees waived and expenses reimbursed by investment adviser (Note 3)	—	—	(465,367)
Fees paid indirectly (Note 4)	(32,545)	—	(1,678)

Net expenses	15,053,915	9,952,724	1,512,588

Net investment income (loss)	(8,661,534)	24,543,563	434,006

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)	(286,853,346)	(125,857,077)	(12,392,164)
Futures contracts	—	(6,784,839)	(378,568)
Forward contracts	—	—	4,051,156
Written options contracts	—	—	8,636
Net realized foreign exchange gain (loss) on other assets and liabilities	2,196	(1)	(27,941)

Net realized gain (loss) on investments and foreign currencies	(286,851,150)	(132,641,917)	(8,738,881)

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)	(526,308,449)	(121,455,227)	(18,095,408)
Futures contracts	—	138,703	69,867
Forward contracts	—	—	(762,803)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(2,804)	—	4,277

Net unrealized gain (loss) on investments and foreign currencies	(526,311,253)	(121,316,524)	(18,784,067)

Net realized and unrealized gain (loss) on investments and foreign currencies	(813,162,403)	(253,958,441)	(27,522,948)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(821,823,937)	$(229,414,878)	$(27,088,942)

* Net of foreign withholding taxes on interest and dividends of	$37,506	$(3,022)	$40,957

See Notes to Financial Statements

26

SunAmerica Series Trust

STATEMENTS OF CHANGES IN NET ASSETS

	SA Wellington Capital Appreciation Portfolio		SA Wellington Government and Quality Bond Portfolio		SA Wellington Strategic Multi-Asset Portfolio
	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(8,661,534)	$(13,643,254)	$24,543,563	$16,125,135	$434,006	$(313,243)
Net realized gain (loss) on investments and foreign currencies	(286,851,150)	535,021,903	(132,641,917)	24,451,859	(8,738,881)	15,925,711
Net unrealized gain (loss) on investments and foreign currencies	(526,311,253)	(436,085,910)	(121,316,524)	(74,927,089)	(18,784,067)	(6,269,460)

Net increase (decrease) in net assets resulting from operations	(821,823,937)	85,292,739	(229,414,878)	(34,350,095)	(27,088,942)	9,343,008

Distributions to shareholders from:
Distributable earnings — Class 1	(146,734,957)	(181,574,685)	(24,609,354)	(35,062,787)	(1,367,828)	(652,452)
Distributable earnings — Class 2	(12,955,484)	(14,567,862)	(429,974)	(600,561)	—	—
Distributable earnings — Class 3	(360,813,517)	(287,200,720)	(14,318,674)	(21,158,410)	(13,443,822)	(4,855,565)

Total distributions to shareholders	(520,503,958)	(483,343,267)	(39,358,002)	(56,821,758)	(14,811,650)	(5,508,017)

Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	593,873,559	776,740,571	(128,638,531)	40,176,622	27,097,625	44,204,741

Total increase (decrease) in net assets	(748,454,336)	378,690,043	(397,411,411)	(50,995,231)	(14,802,967)	48,039,732

NET ASSETS:
Beginning of period	2,254,493,272	1,875,803,229	1,767,099,173	1,818,094,404	154,562,261	106,522,529

End of period	$1,506,038,936	$2,254,493,272	$1,369,687,762	$1,767,099,173	$139,759,294	$154,562,261

See Notes to Financial Statements

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SUNAMERICA SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2022

Note 1.  Organization

SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is comprised of sixty-one separate investment series, three of which are included in this report: SA Wellington Capital Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio, and SA Wellington Strategic Multi-Asset Portfolio, (collectively, the “Portfolios”). SunAmerica Asset Management, LLC (“SAAMCo” or the “Adviser”), an indirect wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc., a Delaware corporation (“AIG”), serves as investment adviser for all Portfolios of the Trust.

Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life policies. Shares of the Portfolios are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”), an unaffiliated life insurance company. AGL, USL and VALIC are indirect majority-owned subsidiaries of AIG. The life insurance companies listed above are collectively referred to as the “Life Companies.” All shares may be purchased or redeemed at net asset value without any sales or redemption charges.

Class 1 shares, Class 2 shares and Class 3 shares of each Portfolio may be offered in connection with certain Variable Contracts. Class 2 and Class 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, and (iii) Class 2 and Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and Class 3 shares. Class 2 and Class 3 shares of each Portfolio pay service fees at an annual rate of 0.15% and 0.25%, respectively, of each class’s average daily net assets.

The investment goal for each Portfolio is as follows:

The SA Wellington Capital Appreciation Portfolio seeks long-term capital appreciation. Its strategy is to invest in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach.

The SA Wellington Government and Quality Bond Portfolio seeks relatively high current income, liquidity and security of principal. Its strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities (rated AA– or better by S&P Global (Ratings) or Aa3 or better by Moody’s Investor Services, Inc. or its equivalent by any other nationally recognized statistical rating organization).

The SA Wellington Strategic Multi-Asset Portfolio seeks high long-term total investment return. Its strategy is to invest the Portfolio’s assets among global equity and global fixed income securities to achieve total investment return.

Indemnifications: The Trust’s organizational documents provide officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (collectively, the “Disinterested Trustees”), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business, the Trust enters into contracts that contain the obligation to indemnify others. The Trust’s maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Portfolios are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolios would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value

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measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures adopted by the Board of Trustees (the “Board”), etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Portfolios’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of each Portfolio’s assets and liabilities classified in the fair value hierarchy as of December 31, 2022, is reported on a schedule at the end of each Portfolio’s Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Portfolios use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures adopted by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities, are valued at evaluated bid prices obtained for the day of valuation from an independent pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from an independent pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by an independent loan pricing service, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by an independent pricing service, and are generally categorized as Level 1. Option contracts traded on

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national securities exchanges are valued at the mean of the last bid and ask price reported by an independent pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1. Option contracts traded in the over-the-counter (“OTC”) market are valued at the mid-valuation provided by an independent pricing service, and are generally categorized as Level 2. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market and are generally categorized as Level 1 or Level 2. Securities for which market quotations are not readily available or the values of which may be significantly impacted by occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The Board must determine fair value in good faith for portfolio holdings for which market quotations are not readily available or are unreliable. The Board has designated SAAMCo as the valuation designee (“Valuation Designee”) to perform the fair valuation determinations relating to any or all fund investments. SAAMCo, as the Valuation Designee, has adopted policies and procedures and has established a pricing review committee to determine the fair value of the designated portfolio holdings on its behalf.

Derivative Instruments

Forward Foreign Currency Contracts: A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Portfolio as unrealized appreciation or depreciation. On the settlement date, a Portfolio records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Portfolios of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Portfolio’s loss will generally consist of the net amount of contractual payments that the Portfolio has not yet received though the Portfolio’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule at the end of the Portfolio’s Portfolio of Investments.

Futures: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “broker”). Subsequent payments are made or received by the Portfolio as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statements of Assets and Liabilities as variation margin for changes in the value of the contracts and as cash collateral for futures contracts for the changes in the value of the initial margin requirement. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to the Portfolios of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security or securities. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Portfolios will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Portfolio may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty risk to the Portfolios since the futures contracts are generally exchange-traded.

Futures contracts outstanding at the end of the period, if any, are reported on a schedule at the end of the Portfolio’s Portfolio of Investments.

Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Portfolio’s Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value

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of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

Risks to a Portfolio of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying security, and for written options, may result in losses in excess of the amounts shown on the statement of assets and liabilities. There is also the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Option contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Portfolio’s Portfolio of Investments.

Master Agreements: Certain Portfolios that hold derivative instruments and other financial instruments may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio’s net position with each counterparty. Master Agreements may also include certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in a Portfolio’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could cause a Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Portfolio’s financial statements. The Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables represent the value of derivatives held as of December 31, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities and the effect of derivatives on the Statements of Operations for the year ended December 31, 2022. For a detailed presentation of derivatives held as of December 31, 2022, please refer to a schedule at the end of each Portfolio’s Portfolio of Investments.

	Asset Derivatives			Liability Derivatives
	Futures Contracts(1)(6)	Options Purchased(2)	Foreign Forward Exchange Contracts(3)	Futures Contracts(1)(6)	Options Written(4)	Foreign Forward Exchange Contract(5)
Portfolio	Interest Rate Contracts			Interest Rate Contracts
SA Wellington Government and Quality Bond	$8,572	$—	$—	$22,656	$—	$—
SA Wellington Strategic Multi-Asset	5,495	—	—	6,534	—	—

	Foreign Exchange Contracts			Foreign Exchange Contracts
SA Wellington Strategic Multi-Asset	$—	$—	$196,525	$—	$—	$924,927

Statement of Assets and Liabilities Location:

(1)	Variation margin on futures contracts
(2)	Investments at value (unaffiliated)
(3)	Unrealized appreciation on forward foreign currency contracts
(4)	Call and put options written, at value

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(5)	Unrealized depreciation on forward foreign currency contracts
(6)	The variation margin on futures contracts is included in the cumulative appreciation (depreciation) as reported on each Portfolio’s Portfolio of Investments in the following amounts:

Portfolio	Cumulative Appreciation (Depreciation)
SA Wellington Government and Quality Bond	$112,805
SA Wellington Strategic Multi-Asset	83,295

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Portfolio	Futures Contracts(1)	Purchased Options(2)	Foreign Forward Exchange Contracts(3)	Written Options(4)
	Interest Rate Contracts
SA Wellington Government and Quality Bond	$(6,784,839)	$—	$—	$—
SA Wellington Strategic Multi-Asset	(378,568)	—	—	—

	Foreign Exchange Contracts
SA Wellington Strategic Multi-Asset	$—	$(1,727)	$4,051,156	$8,636

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Portfolio	Futures Contracts(5)	Purchased Options(6)	Foreign Forward Exchange Contracts(7)	Written Options(8)
	Interest Rate Contracts
SA Wellington Government and Quality Bond	$138,703	$—	$—	$—
SA Wellington Strategic Multi-Asset	69,867	—	—	—

	Foreign Exchange Contracts
SA Wellington Strategic Multi-Asset	$—	$—	$(762,803)	$—

Statement of Operations Location:

(1)	Net realized gain (loss) on futures contracts
(2)	Net realized gain (loss) on investments
(3)	Net realized gain (loss) on forward contracts
(4)	Net realized gain (loss) on written options contracts
(5)	Change in unrealized appreciation (depreciation) on futures contracts
(6)	Change in unrealized appreciation (depreciation) on investments
(7)	Change in unrealized appreciation (depreciation) on forward contracts
(8)	Change in unrealized appreciation (depreciation) on written options contracts

The following table represents the average monthly balances of derivatives held during the year ended December 31, 2022.

	Average Amount Outstanding During the Period
Portfolio	Futures Contracts(1)	Forward Foreign Currency Contracts(2)	Purchased Call Options Contracts(1)	Purchased Put Options Contracts(1)	Written Call Options Contracts(1)	Written Put Options Contracts(1)
SA Wellington Government and Quality Bond	$69,623,698	$—	$—	$—	$—	$—
SA Wellington Strategic Multi-Asset	8,042,046	105,581,541	437	209	450	894

(1)	Amounts represent values in US dollars.
(2)	Amounts represent notional amounts in US dollars.

The following table represents the Portfolio’s objectives for using derivative instruments the for the year ended December 31, 2022:

	Objectives for Using Derivatives
Portfolio	Futures Contracts	Foreign Exchange Contracts	Options Contracts
SA Wellington Government and Quality Bond	1	—	—
SA Wellington Strategic Multi-Asset	1, 2	2	2

(1)	To manage interest rate risk and the duration of the portfolio.
(2)	To manage foreign currency exchange rate risk.

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The following table sets forth the Portfolios’ derivative assets and liabilities by counterparty, net of amounts available for offset under Master Agreements and net of the related collateral pledged (received) as of December 31, 2022. The repurchase agreements held by the Portfolios as of December 31, 2022, are also subject to Master Agreements but are not included in the following table. See each Portfolio’s Portfolio of Investments and the Notes to the Financial Statements for more information about the Portfolios’ holdings in repurchase agreements.

	S.A. Wellington Strategic Multi-Asset Portfolio								Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total
Australia & New Zealand Banking Group	$—	$—	$—	—	$354	$—	$—	354	(354)	—	(354)
Bank of America, N.A.	6,859	—	—	6,859	28,594	—	—	28,594	(21,735)	—	(21,735)
Barclays Bank PLC	24,048	—	—	24,048	29,795	—	—	29,795	(5,747)	—	(5,747)
BNP Paribas SA	18,422	—	—	18,422	66,752	—	—	66,752	(48,330)	—	(48,330)
Canadian Imperial Bank of Commerce	—	—	—	—	104	—	—	104	(104)		(104)
Citibank, N.A.	6,062	—	—	6,062	5,830	—	—	5,830	232	—	232
Deutsche Bank AG	17,749	—	—	17,749	416,841	—	—	416,841	(399,092)	—	(399,092)
Goldman Sachs International	19,941	—	—	19,941	7,305	—	—	7,305	12,636	—	12,636
HSBC Bank PLC	7,195	—	—	7,195	32,753	—	—	32,753	(25,558)	—	(25,558)
JPMorgan Chase Bank, N.A.	22,283	—	—	22,283	23,957	—	—	23,957	(1,674)	—	(1,674)
Morgan Stanley and Co. International PLC	52,810	—	—	52,810	254,235	—	—	254,235	(201,425)	—	(201,425)
Natwest Markets PLC	—	—	—	—	43,392	—	—	43,392	(43,392)	—	(43,392)
Royal Bank of Canada	200	—	—	200	358	—	—	358	(158)	—	(158)
Standard Chartered Bank	1,365	—	—	1,365	—	—	—	—	1,365	—	1,365
State Street Bank & Trust Company	14,807	—	—	14,807	10,217	—	—	10,217	4,590	—	4,590
Toronto Dominion Bank	—	—	—	—	775	—	—	775	(775)	—	(775)
UBS AG	4,784	—	—	4,784	3,665	—	—	3,665	1,119	—	1,119

	$196,525	$—	$—	$196,525	$924,927	$—	$—	$924,927	$(728,402)	$—	$(728,402)

(1)	Gross amounts of recognized assets and liabilities not offset in the Statements of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the net amount of the derivative asset or liability in the table above.
(3)	Net amount represents the net amount due (to) or from counterparty in the event of a default based on the contractual set— off rights under the agreement.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period.

Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Portfolios amortize all premiums and accrete all discounts on fixed income securities.

Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex— dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex— dividend date. Paydown gains and losses on mortgage and asset— backed securities are recorded as components of interest income on the Statement of Operations.

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Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates. India, Thailand, and certain other countries’ tax regulations require that taxes be paid on capital gains realized by a Portfolio.

Distributions received from Real Estate Investment Trust (“REIT”) investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of share at the beginning of the day (after adjusting for current capital shares activity of the respective class).

Expenses common to all Portfolios are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Portfolio is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Portfolio also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Portfolios file U.S. federal and certain state income tax returns. The Portfolios federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust’s custodian takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Portfolio may be delayed or limited.

As of December 31, 2022, the following Portfolios held an undivided interest in a joint repurchase agreement with Bank of America Securities LLC:

Portfolio	Percentage Ownership	Principal Amount
SA Wellington Capital Appreciation	9.05%	$4,885,000
SA Wellington Government and Quality Bond	82.56	44,580,000
SA Wellington Strategic Multi-Asset	0.98	530,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Bank of America Securities LLC, dated December 30, 2022, bearing interest at a rate of 4.22% per annum, with a principal amount of $54,000,000, a repurchase price of $54,025,320, and a maturity date of January 3, 2023. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.38%	11/30/2025	$61,500,000	$55,110,111

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As of December 31, 2022, the following Portfolios held an undivided interest in a joint repurchase agreement with Barclays Capital, Inc.:

Portfolio	Percentage Ownership	Principal Amount
SA Wellington Capital Appreciation	9.07%	$5,440,000
SA Wellington Government and Quality Bond	82.59	49,555,000
SA Wellington Strategic Multi-Asset	1.02	610,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Barclays Capital, Inc., dated December 30, 2022, bearing interest at a rate of 4.23% per annum, with a principal amount of $60,000,000, a repurchase price of $60,028,200, and a maturity date of January 3, 2023. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bonds	3.38%	11/15/2048	$68,380,000	$61,396,943

As of December 31, 2022, the following Portfolios held an undivided interest in a joint repurchase agreement with BNP Paribas SA:

Portfolio	Percentage Ownership	Principal Amount
SA Wellington Capital Appreciation	9.05%	$5,430,000
SA Wellington Government and Quality Bond	82.56	49,535,000
SA Wellington Strategic Multi-Asset	0.98	590,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

BNP Paribas SA, dated December 30, 2022, bearing interest at a rate of 4.24% per annum, with a principal amount of $60,000,000, a repurchase price of $60,028,267, and a maturity date of January 3, 2023. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.75%	05/31/2026	$68,473,600	$61,188,607

As of December 31, 2022, the following Portfolios held an undivided interest in a joint repurchase agreement with Deutsche Bank AG:

Portfolio	Percentage Ownership	Principal Amount
SA Wellington Capital Appreciation	9.05%	$4,885,000
SA Wellington Government and Quality Bond	82.56	44,580,000
SA Wellington Strategic Multi-Asset	0.98	530,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Deutsche Bank AG, dated December 30, 2022, bearing interest at a rate of 4.24% per annum, with a principal amount of $54,000,000, a repurchase price of $54,025,440, and a maturity date of January 3, 2023. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.88%	04/30/2029	$58,877,000	$55,606,654

As of December 31, 2022, the following Portfolios held an undivided interest in a joint repurchase agreement with RBS Securities, Inc.:

Portfolio	Percentage Ownership	Principal Amount
SA Wellington Capital Appreciation	9.05%	$4,465,000
SA Wellington Government and Quality Bond	82.55	40,720,000
SA Wellington Strategic Multi-Asset	0.98	485,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

RBS Securities, Inc., dated December 30, 2022, bearing interest at a rate of 4.23% per annum, with a principal amount of $49,325,000, a repurchase price of $49,348,183, and a maturity date of January 3, 2023. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.38%	04/15/2024	$53,125,000	$50,322,299

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Mortgage-Backed Dollar Rolls: Certain Portfolios may enter into dollar rolls using “to be announced” (“TBA”) mortgage-backed securities (“TBA Rolls”). TBA Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Portfolios’ policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. TBA Roll transactions involve the risk that the market value of the securities held by a Portfolio may decline below the price of the securities that the Portfolio has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a TBA Roll transaction files bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Mortgage-Backed Dollar Rolls outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

When-Issued Securities and Forward Commitments: Certain Portfolios may purchase or sell when-issued securities, including TBA securities that have been authorized, but not yet issued in the market. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Portfolios may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Securities purchased or sold on a when-issued or forward commitment basis outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

Stripped Mortgage-Backed Securities: Stripped Mortgage-Backed Securities (“SMBS”) are multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield.

LIBOR Risk: A Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate, SOFR and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. On March 5, 2021, the FCA and LIBOR’s administrator announced that most LIBOR settings will no longer be published after June 30, 2023. Such announcements indicate that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed. These announcements and any additional regulatory or market changes may have an adverse impact on a Portfolio or its investments.

Regulators and market participants are working together to identify or develop successor Reference Rates (e.g. SOFR, which is intended to replace the U.S. dollar LIBOR). It is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Portfolio. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates, and these changes could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Portfolio or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Portfolio’s performance and/or net asset value.

Recent Accounting and Regulatory Developments: In March 2020, the FASB issued ASU No. 2020-04 “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”, which provides, optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank offered based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As a result of an extension in the planned discontinuation date of USD LIBOR, the FASB issued ASU No. 2022-06, “Reference Rate Reform” in December 2022, which extends the temporary relief provided by ASU 2020-04 to December 31, 2024. Management is evaluating the potential impact of ASU 2020-04 and ASU 2022-06 to the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule became effective on March 8, 2021 and had a compliance date of September 8, 2022. Adoption of the Rule had no material impact on the Portfolios.

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Note 3.  Investment Advisory Agreement and Other Transactions with Affiliates

The Trust has entered into an Investment Advisory and Management Agreement (the “Management Agreement”) with SAAMCo with respect to each Portfolio. SAAMCo serves as investment adviser and manager for each of the Portfolios. The Management Agreement provides that SAAMCo shall act as investment adviser to the Trust; manage the Trust’s investments; administer its business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions.

The Trust pays SAAMCo a monthly fee, calculated daily at the following annual percentages of each Portfolio’s average daily net assets:

Portfolio	Average Daily Net Assets	Management Fee

SA Wellington Capital Appreciation	$0-$50 million	0.750%
	> $50 million	0.725%
	> $100 million	0.700%
SA Wellington Government and Quality Bond	$0-$200 million	0.625%
	> $200 million	0.575%
	> $500 million	0.500%

Portfolio	Average Daily Net Assets	Management Fee

SA Wellington Strategic Multi-Asset	$0-$200 million	1.000%
	> $200 million	0.875%
	> $500 million	0.800%

The organization described below acts as a subadviser to the Trust and each of its Portfolios pursuant to a Subadvisory Agreement with SAAMCo. Under the Subadvisory Agreement, the subadviser manages the investment and reinvestment of the assets of the respective Portfolios.

The subadviser is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust’s Trustees and the oversight and supervision of SAAMCo, which pays the subadviser fees.

Subadviser	Portfolio
Wellington Management Company LLP	SA Wellington Capital Appreciation
SA Wellington Government and Quality Bond
SA Wellington Strategic Multi-Asset

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% and 0.25%, respectively of the average daily net assets of such Class 2 and Class 3 shares, respectively. The service fees will be used to compensate the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 and Class 3 shares. Accordingly, for the year ended December 31, 2022, service fees were paid (see Statement of Operations) based on the aforementioned rates.

The Trust has entered into a Master Transfer Agency and Services Agreement with VALIC Retirement Services Company (“VRSCO”), a majority owned subsidiary of the Variable Annuity Life Insurance Company (“VALIC”), which is an affiliate of the Adviser. Under the agreement, VRSCO provides services, which include the issuance and redemption of shares, payment of dividends between the Trust and their “institutional” shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. The Trust, and certain other mutual funds advised by SAAMCo pay VRSCO an annual fee in the aggregate amount of $150,000 for Transfer Agency Services provided pursuant to the agreement, which is allocated based on shareholder accounts. Accordingly, for the year ended December 31, 2022, transfer agent fees were paid (see Statement of Operations) based on the aforementioned agreement.

SAAMCo has contractually agreed to waive fees and/or reimburse expenses, if necessary, for the SA Wellington Strategic Multi-Asset Portfolio, so that the annual operating expenses do not exceed 0.86% for Class 1 shares and 1.11% for Class 3 shares, respectively. For the purposes of waived fee and/or reimbursed expense calculations, annual operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Portfolio’s business. Any waivers and/or reimbursements made by SAAMCo with respect to the SA Wellington Strategic Multi-Asset Portfolio other than investment advisory fees waived, are subject to recoupment from a Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that a Portfolio is able to effect such payment to SAAMCo and remains in compliance with the contractual expense limitations in effect at the time the waivers and/or reimbursements were made. The contractual fee waivers and/or expense limitations may be modified or discontinued prior to April 30, 2024, only with the approval of the Board. For the year ended December 31, 2022, pursuant to the contractual expense limitations mentioned above, SAAMCo waived fees and/or reimbursed expenses as follows:

Portfolio	Amount
SA Wellington Strategic Multi-Asset — Class 1	$44,088
SA Wellington Strategic Multi-Asset — Class 3	421,279

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For the year ended December 31, 2022, the amounts repaid to the Adviser which are included in the Statement of Operations along with the remaining balance subject to recoupment are as follows:

	Amount Recouped	Balance Subject to Recoupment
Portfolio	December 31, 2022	December 31, 2023	December 31, 2024
SA Wellington Strategic Multi-Asset — Class 1	$—	54,396	44,088
SA Wellington Strategic Multi-Asset — Class 3	—	373,112	421,279

At December 31, 2022, the following affiliates owned outstanding shares of the following Portfolios:

	Holder
Portfolio	USL	AGL	VALIC	SunAmerica Series Trust VCP SA Dynamic Allocation Portfolio	SunAmerica Series Trust VCP SA Dynamic Strategy Portfolio	Seasons Series Trust SA Allocation Balanced Portfolio	Seasons Series Trust SA Allocation Growth Portfolio	Seasons Series Trust SA Allocation Moderate Growth Portfolio	Seasons Series Trust SA Allocation Moderate Portfolio
SA Wellington Capital Appreciation	4.18%	89.57%	0.58%	5.46%	—%	—%	—%	—%	—%
SA Wellington Government and Quality Bond	2.12	42.97	0.32	34.96	13.24	1.91	0.89	2.01	1.56
SA Wellington Strategic Multi-Asset	7.45	90.60	1.38	—	—	—	—	—	—

Note 4.  Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of certain Portfolios have been reduced. For the year ended December 31, 2022, the amount of expense reductions received by each Portfolio used to offset non-affiliated expenses are reflected as Fees paid indirectly in the Statement of Operations.

Note 5.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments for the year ended December 31, 2022 were as follows:

Portfolio	Purchases of Investment Securities (excluding U.S. Government Securities)	Sales of Investment Securities (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
SA Wellington Capital Appreciation	$1,709,629,549	$1,609,167,507	$—	$—
SA Wellington Government and Quality Bond	288,926,843	494,337,358	1,064,572,462	898,546,252
SA Wellington Strategic Multi-Asset	115,906,606	103,763,643	10,907,978	5,205,287

Note 6.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, investments in passive foreign investment companies, investments in real estate investment trusts, investments in regulated investment companies, straddles, post October capital loss carryforwards, paydowns, amortization for premium/discount, investments in partnerships, treatment of defaulted securities and derivative transactions.

	For the year ended December 31, 2022
	Distributable Earnings			Tax Distributions
Portfolio	Ordinary Income	Long-Term Gains, Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
SA Wellington Capital Appreciation	$—	$—	$(372,941,772)	$223,686,959	$296,816,999
SA Wellington Government and Quality Bond	24,238,000	—	(103,644,903)	31,311,519	8,046,483
SA Wellington Strategic Multi-Asset	2,009,032	—	(11,815,602)	7,092,152	7,719,497

*	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

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	For the year ended December 31, 2021
	Tax Distributions
Portfolio	Ordinary Income	Long-Term Capital Gains
SA Wellington Capital Appreciation	$257,134,733	$226,208,534
SA Wellington Government and Quality Bond	45,330,635	11,491,123
SA Wellington Strategic Multi-Asset	4,001,154	1,506,863

As of December 31, 2022, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which which are available to offset future capital gains, if any:

Portfolio	Unlimited
	ST	LT
SA Wellington Capital Appreciation	$275,361,483	$7,373,306
SA Wellington Government and Quality Bond	78,640,039	59,749,187
SA Wellington Strategic Multi-Asset	10,434,968	—

For the year ended December 31, 2022, the reclassifications between total accumulated earnings(loss) and capital paid-in resulting from book/tax differences were as follows:

Portfolio	Accumulated Earnings(Loss)	Capital Paid-in
SA Wellington Capital Appreciation	$8,659,337	$(8,659,337)

As of December 31, 2022, the amounts of the aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

Portfolio	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Net Unrealized Gain (Loss)	Cost of Investments
SA Wellington Capital Appreciation	$89,744,181	$(462,685,958)	$(372,941,777)	$1,860,957,300
SA Wellington Government and Quality Bond	1,571,391	(105,216,294)	(103,644,903)	1,663,809,523
SA Wellington Strategic Multi-Asset	5,880,627	(17,700,214)	(11,819,587)	153,145,969

Note 7.  Capital Share Transactions

Transactions in capital shares of each class of each Portfolio were as follows:

	SA Wellington Capital Appreciation Portfolio
	Class 1				Class 2
	For the year ended December 31, 2022		For the year ended December 31, 2021		For the year ended December 31, 2022		For the year ended December 31, 2021
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	377,297	$14,443,000	122,580	$7,254,287	63,768	$1,596,112	23,666	$1,317,538

Shares issued in merger@	—	—	492,840	28,259,876	—	—	161,299	8,419,089

Reinvested dividends	6,740,237	146,734,957	3,337,770	181,574,685	688,024	12,955,484	294,122	14,567,862

Shares redeemed	(2,197,407)	(79,145,510)	(2,195,536)	(141,698,986)	(230,597)	(7,073,005)	(177,246)	(10,411,700)

Net increase (decrease)	4,920,127	$82,032,447	1,757,654	$75,389,862	521,195	$7,478,591	301,841	$13,892,789

	Class 3
	For the year ended December 31, 2022		For the year ended December 31, 2021
	Shares	Amount	Shares	Amount

Shares sold	7,014,181	$202,503,754	4,242,616	$233,767,278

Shares issued in merger@	—	—	4,284,431	209,571,239

Reinvested dividends	21,274,382	360,813,517	6,187,004	287,200,720

Shares redeemed	(2,075,032)	(58,954,750)	(783,272)	(43,081,317)

Net increase (decrease)	26,213,531	$504,362,521	13,930,779	$687,457,920

@	See Note 13

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	SA Wellington Government and Quality Bond Portfolio
	Class 1				Class 2
	For the year ended December 31, 2022		For the year ended December 31, 2021		For the year ended December 31, 2022		For the year ended December 31, 2021
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,571,750	$34,226,200	10,523,075	$165,783,088	19,619	$264,623	94,481	$1,470,306

Reinvested dividends	1,950,028	24,609,354	2,290,188	35,062,787	33,909	429,974	39,073	600,561

Shares redeemed	(9,050,638)	(124,822,456)	(10,648,049)	(167,854,297)	(207,760)	(2,849,509)	(255,234)	(4,048,824)

Net increase (decrease)	(4,528,860)	$(65,986,902)	2,165,214	$32,991,578	(154,232)	$(2,154,912)	(121,680)	$(1,977,957)

	Class 3
	For the year ended December 31, 2022		For the year ended December 31, 2021
	Shares	Amount	Shares	Amount

Shares sold	2,067,254	$27,072,294	5,517,146	$85,641,094

Reinvested dividends	1,136,403	14,318,674	1,384,712	21,158,410

Shares redeemed	(7,377,611)	(101,887,685)	(6,208,076)	(97,636,503)

Net increase (decrease)	(4,173,954)	$(60,496,717)	693,782	$9,163,001

	SA Wellington Strategic Multi-Asset Portfolio
	Class 1				Class 3
	For the year ended December 31, 2022		For the year ended December 31, 2021		For the year ended December 31, 2022		For the year ended December 31, 2021
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	7,799	$63,307	21,374	$216,900	2,286,907	$19,215,467	4,425,186	$44,383,819

Reinvested dividends	199,392	1,367,828	65,441	652,452	1,977,033	13,443,822	490,461	4,855,565

Shares redeemed	(172,179)	(1,461,193)	(214,489)	(2,176,531)	(678,318)	(5,531,606)	(371,215)	(3,727,464)

Net increase (decrease)	35,012	$(30,058)	(127,674)	$(1,307,179)	3,585,622	$27,127,683	4,544,432	$45,511,920

Note 8.  Line of Credit

The Trust, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company (“State Street”), the Trust’s custodian. Interest on each of the committed and uncommitted lines of credit is payable at a variable rate per annum equal to the Applicable Rate plus one and one quarter of one percent (1.25%). The Applicable Rate per annum shall be equal to the higher of (a) the federal funds effective rate on such date and (b) the overnight bank funding rate on such date, plus, in each case, 10 basis points. Notwithstanding anything to the contrary, if the federal funds effective rate or the overnight bank funding rate shall be less than zero, then the federal funds effective rate or the overnight bank funding rate, shall be deemed to be zero for the purposes of determining the rate. The Trust, on behalf of each of the Portfolios, has paid State Street, such Portfolio’s ratable portion of an upfront fee in an amount equal to $40,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 30 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Portfolio’s cash shortfall exceeds $100,000.

For the year ended December 31, 2022, the Portfolios did not utilize the line of credit.

Note 9.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended December 31, 2022, none of the Portfolios participated in this program.

Note 10.  Investment Concentration

The SA Wellington Strategic Multi-Asset Portfolio invests internationally, including in “emerging market” countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the

40

diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility.

Each Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaults, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the SA Wellington Government and Quality Bond Portfolio concentration in such investments, this portfolio may be subject to risks associated with U.S. Government agencies or instrumentalities.

Note 11.  Security Transactions with Affiliated Portfolios

The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for the customary transfer fees), or other remuneration is paid in connection with such transaction. For the year ended December 31, 2022, none of the Portfolios engaged in security transactions with affiliated Portfolios.

Note 12.  Other Matters

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Portfolios’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments have taken and may continue to take in respect of pandemic or epidemic diseases have resulted and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Portfolios invests. Government intervention in markets have impacted and may continue to impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect or have affected the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

In late February 2022, Russia launched a large-scale invasion of Ukraine (the “Invasion”). The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and has negatively affected, and may continue to negatively affect global supply chains, global growth and inflation. In response to the Invasion, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their Portfolios. In addition, certain index providers have removed Russian securities from their indices. Accordingly, any Portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio. Information related to each Portfolio’s investments in Russian securities as of December 31, 2022, is presented within the Portfolio of Investments.

Note 13.  Portfolio Mergers

Pursuant to an Agreement and Plan of Reorganization, all of the assets and liabilities of the SA Columbia Technology Portfolio (a “Target Portfolio”), a series of SunAmerica Series Trust, were transferred in a tax-free exchange to the SA Wellington Capital Appreciation Portfolio (an “Acquiring Portfolio”), in exchange for shares of the SA Wellington Capital Appreciation Portfolio. The reorganization was consummated on November 8, 2021.

The table below shows the following information for the Reorganization:

•	The exchange ratio of shares of the Target Portfolio that were exchanged tax-free for shares of the Acquiring Portfolio.

•	The number and value of shares of the Acquiring Portfolio issued in connection with the acquisition of the Target Portfolio.

41

•

The value and identified cost as of the respective Reorganization Date of the assets in the investment portfolio of the Target Portfolio. These were the principal assets acquired by the Acquiring Portfolio.

Acquiring Portfolio	Target Portfolio	Exchange Ratio	Number of Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Value of Assets in the Investment Portfolio of the Target Portfolio	Cost of Assets in the Investment Portfolio of the Target Portfolio
SA Wellington Capital Appreciation	SA Columbia Technology				$236,965,300	$196,337,930
Class 1		0.1603	492,840	$28,259,876
Class 2		0.1648	161,299	$8,419,089
Class 3		0.1682	4,284,431	$209,571,239

For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation depreciation) immediately before and after the Reorganization:

SA Wellington Capital Appreciation Portfolio
Target Portfolio	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
SA Columbia Technology
Class 1	3,075,436	$28,259,876	$9.19	$6,565,106
Class 2	978,964	$8,419,089	$8.60	$4,998,714
Class 3	25,471,734	$209,571,239	$8.23	$29,063,550

Acquiring Portfolio	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
SA Wellington Capital Appreciation
Class 1	15,019,164	$861,211,506	$57.34	$264,189,520
Class 2	1,230,585	$64,231,130	$52.20	$12,049,891
Class 3	24,974,713	$1,221,630,351	$48.91	$131,727,803

Post Reorganization	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
SA Wellington Capital Appreciation Portfolio
Class 1	15,512,004	$889,471,381	$57.34	$270,754,626
Class 2	1,391,884	$72,650,219	$52.20	$17,048,605
Class 3	29,259,144	$1,431,201,590	$48.91	$160,791,353

Assuming the Reorganization had been completed on January 1, 2021, the beginning of the reporting period for the Acquiring Portfolio, the unaudited pro forma results of operations for the period ended December 31, 2021, are as follows:

Acquiring Portfolio	Net Investment Income (loss)	Net Realized/ unrealized gains (losses)	Change in Net Assets Resulting from Operations
SA Wellington Capital Appreciation	$(14,317,524)	$153,024,738	$138,707,214

Because the combined investment portfolio has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Statement of Operations since the Reorganization Date.

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SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations		Dividends declared from net investment income	Distributions from net realized gain on investments	Total dividends and distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets(3)	Portfolio turnover rate

SA Wellington Capital Appreciation Portfolio Class 1
12/31/18	$46.76	$(0.11)	$0.27	$0.16		$—	$(6.62)	$(6.62)	$40.30	(0.75)%	$706,136	0.74%	(0.23)%	91%
12/31/19	40.30	(0.15)	11.88	11.73		—	(8.43)	(8.43)	43.60	31.17	709,996	0.74	(0.31)	70
12/31/20	43.60	(0.20)	27.70	27.50		—	(6.30)	(6.30)	64.80	64.53	873,694	0.74	(0.39)	118
12/31/21(6)	64.80	(0.34)	4.29	3.95	(4)	—	(15.42)	(15.42)	53.33	5.63	812,818	0.73	(0.53)	110	(5)
12/31/22	53.33	(0.13)	(19.79)	(19.92)		—	(10.51)	(10.51)	22.90	(36.34)	461,751	0.73	(0.37)	97

SA Wellington Capital Appreciation Portfolio Class 2
12/31/18	44.85	(0.19)	0.30	0.11		—	(6.62)	(6.62)	38.34	(0.90)	42,600	0.89	(0.39)	91
12/31/19	38.34	(0.21)	11.25	11.04		—	(8.43)	(8.43)	40.95	30.95	46,494	0.89	(0.46)	70
12/31/20	40.95	(0.27)	25.96	25.69		—	(6.30)	(6.30)	60.34	64.28	63,956	0.89	(0.54)	118
12/31/21(6)	60.34	(0.40)	4.02	3.62	(4)	—	(15.42)	(15.42)	48.54	5.49	66,092	0.88	(0.68)	110	(5)
12/31/22	48.54	(0.16)	(18.06)	(18.22)		—	(10.51)	(10.51)	19.81	(36.42)	37,293	0.88	(0.52)	97

SA Wellington Capital Appreciation Portfolio Class 3
12/31/18	43.62	(0.23)	0.31	0.08		—	(6.62)	(6.62)	37.08	(1.00)	549,342	0.99	(0.49)	91
12/31/19	37.08	(0.24)	10.85	10.61		—	(8.43)	(8.43)	39.26	30.84	655,204	0.99	(0.56)	70
12/31/20	39.26	(0.30)	24.84	24.54		—	(6.30)	(6.30)	57.50	64.11	938,153	0.99	(0.64)	118
12/31/21(6)	57.50	(0.43)	3.83	3.40	(4)	—	(15.42)	(15.42)	45.48	5.37	1,375,583	0.98	(0.79)	110	(5)
12/31/22	45.48	(0.17)	(16.96)	(17.13)		—	(10.51)	(10.51)	17.84	(36.48)	1,006,995	0.98	(0.60)	97

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return includes expense reductions.
(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following (See Note 4):

Portfolio	12/31/18	12/31/19	12/31/20	12/31/21	12/31/22
SA Wellington Capital Appreciation Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Wellington Capital Appreciation Class 2	0.00	0.00	0.00	0.00	0.00
SA Wellington Capital Appreciation Class 3	0.00	0.00	0.00	0.00	0.00
(4)	Includes the effect of a merger.
(5)	Excludes purchases/sales due to merger.
(6)	Effective November 8, 2021, the SA Wellington Capital Appreciation Portfolio acquired all of the assets and liabilities of the Anchor Series Trust — SA Wellington Capital Appreciation Portfolio (the “Predecessor Portfolio”). As a result of the reorganization, the Portfolio adopted the performance and financial history of the Predecessor Portfolio.

See Notes to Financial Statements

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SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Distributions from net realized gain on investments	Total dividends and distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

SA Wellington Government and Quality Bond Portfolio Class 1
12/31/18	$15.04	$0.34	$(0.34)	$0.00	$(0.31)	$(0.01)	$(0.32)	$14.72	0.04%	$777,915	0.57%	2.28%	16%
12/31/19	14.72	0.35	0.73	1.08	(0.41)	—	(0.41)	15.39	7.32	869,709	0.57	2.29	43
12/31/20	15.39	0.26	0.83	1.09	(0.33)	(0.02)	(0.35)	16.13	7.11	1,063,081	0.57	1.59	41
12/31/21(3)	16.13	0.15	(0.45)	(0.30)	(0.26)	(0.26)	(0.52)	15.31	(1.86)	1,041,985	0.56	0.99	65
12/31/22	15.31	0.24	(2.30)	(2.06)	(0.18)	(0.22)	(0.40)	12.85	(13.41)	816,210	0.56	1.74	91

SA Wellington Government and Quality Bond Portfolio Class 2
12/31/18	15.07	0.32	(0.33)	(0.01)	(0.29)	(0.01)	(0.30)	14.76	(0.08)	22,895	0.72	2.12	16
12/31/19	14.76	0.33	0.73	1.06	(0.38)	—	(0.38)	15.44	7.19	21,489	0.72	2.14	43
12/31/20	15.44	0.24	0.83	1.07	(0.31)	(0.02)	(0.33)	16.18	6.92	22,787	0.72	1.46	41
12/31/21(3)	16.18	0.13	(0.46)	(0.33)	(0.23)	(0.26)	(0.49)	15.36	(2.03)	19,762	0.71	0.84	65
12/31/22	15.36	0.22	(2.31)	(2.09)	(0.15)	(0.22)	(0.37)	12.90	(13.54)	14,605	0.71	1.59	91

SA Wellington Government and Quality Bond Portfolio Class 3
12/31/18	15.00	0.30	(0.34)	(0.04)	(0.27)	(0.01)	(0.28)	14.68	(0.24)	625,760	0.82	2.03	16
12/31/19	14.68	0.31	0.73	1.04	(0.37)	—	(0.37)	15.35	7.06	665,250	0.82	2.04	43
12/31/20	15.35	0.22	0.83	1.05	(0.29)	(0.02)	(0.31)	16.09	6.88	732,226	0.82	1.36	41
12/31/21(3)	16.09	0.12	(0.46)	(0.34)	(0.22)	(0.26)	(0.48)	15.27	(2.10)	705,351	0.81	0.74	65
12/31/22	15.27	0.21	(2.30)	(2.09)	(0.14)	(0.22)	(0.36)	12.82	(13.67)	538,872	0.81	1.48	91

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3)	Effective November 8, 2021, the SA Wellington Government and Quality Bond Portfolio acquired all of the assets and liabilities of the Anchor Series Trust — SA Wellington Government and Quality Bond Portfolio (the “Predecessor Portfolio”). As a result of the reorganization, the Portfolio adopted the performance and financial history of the Predecessor Portfolio.

See Notes to Financial Statements

44

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Distributions from net realized gain on investments	Total dividends and distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Portfolio turnover rate

SA Wellington Strategic Multi-Asset Portfolio Class 1
12/31/18	$8.14	$0.05	$(0.65)	$(0.60)	$(0.10)	$(0.31)	$(0.41)	$7.13	(7.49)%	$15,202	0.86%	0.61%	83%
12/31/19	7.13	0.05	1.31	1.36	(0.01)	(0.00)	(0.01)	8.48	19.08	15,509	0.86	0.62	105
12/31/20	8.48	0.02	1.51	1.53	(0.10)	(0.12)	(0.22)	9.79	18.12	17,048	0.86	0.18	105
12/31/21(5)	9.79	(0.00)	0.74	0.74	(0.03)	(0.37)	(0.40)	10.13	7.65	16,357	0.86	(0.01)	85
12/31/22	10.13	0.05	(1.84)	(1.79)	(0.08)	(0.84)	(0.92)	7.42	(16.99)	12,241	0.86	0.54	81

SA Wellington Strategic Multi-Asset Portfolio Class 3
12/31/18	8.12	0.03	(0.66)	(0.63)	(0.08)	(0.31)	(0.39)	7.10	(7.81)	30,078	1.11	0.38	83
12/31/19	7.10	0.03	1.31	1.34	—	(0.00)	(0.00)	8.44	18.88	50,779	1.11	0.35	105
12/31/20	8.44	(0.01)	1.50	1.49	(0.08)	(0.12)	(0.20)	9.73	17.80	89,474	1.11	(0.09)	105
12/31/21(5)	9.73	(0.03)	0.75	0.72	(0.02)	(0.37)	(0.39)	10.06	7.47	138,205	1.11	(0.27)	85
12/31/22	10.06	0.02	(1.82)	(1.80)	(0.06)	(0.84)	(0.90)	7.36	(17.22)	127,518	1.11	0.29	81

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return includes expense reimbursements (recoupments) and expense reductions.
(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following (See Note 4):

Portfolio	12/31/18	12/31/19	12/31/20	12/31/21	12/31/22
SA Wellington Strategic Multi-Asset Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Wellington Strategic Multi-Asset Class 3	0.00	0.00	0.00	0.00	0.00
(4)	Net of the following expense reimbursements/fee waivers (based on average net assets) (See Note 3):

Portfolio	12/31/18	12/31/19	12/31/20	12/31/21	12/31/22
SA Wellington Strategic Multi-Asset Class 1	0.60%	0.50%	0.44%	0.32%	0.33%
SA Wellington Strategic Multi-Asset Class 3	0.58	0.51	0.44	0.32	0.34
(5)	Effective November 8, 2021, the SA Wellington Strategic Multi-Asset Portfolio acquired all of the assets and liabilities of the Anchor Series Trust — SA Wellington Strategic Multi-Asset Portfolio (the “Predecessor Portfolio”). As a result of the reorganization, the Portfolio adopted the performance and financial history of the Predecessor Portfolio.

See Notes to Financial Statements

45

SUNAMERICA SERIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Series Trust and Shareholders of SA Wellington Capital Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-Asset Portfolio.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SA Wellington Capital Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-Asset Portfolio (three of the portfolios constituting SunAmerica Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022 and the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received by a transfer agent or broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 27, 2023

We have served as the auditor of one or more investment companies in the SunAmerica annuity family of funds (consisting of SunAmerica Series Trust and Seasons Series Trust) since at least 1986. We have not been able to determine the specific year we began serving as auditor.

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SUNAMERICA SERIES TRUST

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

December 31, 2022 (unaudited)

REVIEW AND APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

At a meeting held on October 13, 2022, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), including the Trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the Investment Advisory and Management Agreement between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) and the Trust (the “Advisory Agreement”), on behalf of the SA Wellington Capital Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-Asset Portfolio (each, a “Portfolio” and collectively, the “Portfolios), and the Subadvisory Agreement between SunAmerica and Wellington Management Company LLP (“Wellington” or the “Subadviser”) with respect to the Portfolios. The Advisory Agreement and Subadvisory Agreement are referred to together herein as the “Advisory Contracts.”

In connection with the approval of the Advisory Contracts, the Board received materials related to certain factors used in its consideration whether to renew or approve the Advisory Contracts. Those factors included:

(1)	the requirements of the Trust in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory, administrative, operational and compliance services provided by SunAmerica, including a review of the investment performance of the Portfolios and oversight of the Subadviser;

(3)	the size and structure of the investment advisory fee and any other material payments to the Adviser and Subadviser and, in connection therewith, a review of the costs of services provided and the profits realized by the Adviser and its affiliates from the relationship with the Trust;

(4)	the expenses paid by each of the Portfolios, including their total operating expenses and any applicable expense limitation;

(5)	the extent to which the Adviser realizes economies of scale and shares them with the Trust;

(6)	the organizational capability, resources, personnel and financial condition of the Adviser and Subadviser and their affiliates; and

(7)	the fees paid by the Adviser to the Subadviser for managing the Portfolios of the Trust.

In addition, the Board considered (a) the historical relationship between the Trust and SunAmerica; (b) the possibility that services of the type required by the Portfolios might be better obtained from other organizations; (c) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; and (d) the reasonableness of the amount of the fee retained by the Adviser in light of the services provided by the Adviser and the Subadviser.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica in connection with their consideration of approval of the Advisory Contracts. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which their independent counsel provided guidance to the Independent Trustees.

The Board received information regarding each Portfolio’s advisory and subadvisory fees compared to advisory and subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (respectively, the “Expense Group/Universe” and the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered the expenses and performance of SunAmerica and the Subadviser with respect to accounts and mutual funds managed by each that have comparable investment objectives and strategies to each of the Portfolios that they manage.

Nature, Extent and Quality of Services.

The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by SunAmerica and the Subadviser. In making its evaluation, the Board considered that SunAmerica acts as adviser for each Portfolio, manages the daily business affairs of the Trust, obtains and evaluates economic, statistical and financial information to formulate and implement investment policies, and provides oversight with respect to the daily management of the Portfolios’ assets allocated to the Subadviser, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring Portfolio performance, selecting and replacing subadvisers, and ensuring that the Subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services.

The Board noted that SunAmerica is responsible for overseeing the performance of services by the Trust’s custodian, transfer agent and dividend disbursing agent. The Board also noted that SunAmerica is responsible for the financial, legal and accounting records required to be maintained by the Portfolios and for the administration of the Trust’s business affairs, including providing such office

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space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of the Trust’s portfolios) and such executive and other personnel as may be necessary for the operations of the Portfolios. The Board considered that SunAmerica monitors and reviews the activities of third-party service providers that may provide additional administrative services.

In addition, the Board considered the key personnel of SunAmerica who are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios. The Board also considered the compensation program for SunAmerica’s investment professionals.

With respect to the Subadviser, the Board noted that the Subadviser is responsible for providing investment management services on a day-to-day basis. In such role, the Subadviser (i) determines the securities to be purchased or sold and executes such documents on behalf of the Portfolios they manage as may be necessary in connection therewith; (ii) provides SunAmerica with records concerning their activities; and (iii) renders regular reports to SunAmerica and to officers and Trustees of the Trust concerning their discharge of the foregoing responsibilities. The Board reviewed the Subadviser’s history, structure and size, and investment experience. The Board considered the Subadviser’s personnel who are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices. The Board was informed that in management’s judgment, the Subadviser has the size, viability and resources to attract and retain highly qualified investment professionals.

The Board reviewed the qualifications, background and responsibilities of SunAmerica’s staff and the Subadviser’s staff who are responsible for providing investment management services to the Portfolios and other key personnel of SunAmerica in addition to current and projected staffing levels and compensation practices.

The Board considered SunAmerica’s reputation and long-standing relationship with the Trust and considered the Trust’s relationship with affiliated life insurance companies that offer the Portfolios through variable annuity and variable life insurance products. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients. The Board also considered SunAmerica’s code of ethics and its risk management process, and that SunAmerica has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Trust’s portfolios as set forth in the Trust’s registration statement.

The Board also reviewed and considered SunAmerica’s and the Subadviser’s compliance and regulatory history, including information about whether any were involved in any litigation, regulatory actions or investigations that could impair their ability to serve as an adviser or subadviser to the Portfolios. The Board considered SunAmerica’s and the Subadviser’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on SunAmerica’s or the Subadviser’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by SunAmerica and the Subadviser and that there was a reasonable basis on which to conclude that they would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance.

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees, if applicable), and expense ratios compared against such fees and expense ratios of the Expense Group/Universe for each Portfolio. Such fees and expense ratios were compared both before and after expense waivers, caps and reimbursements, if any. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees that it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

To assist in analyzing the reasonableness of the advisory and subadvisory fees, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”) as well as information provided by management. The Board also considered advisory fees received by the Adviser and the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Portfolios each advises. Based on the information from Broadridge, the Board reviewed detailed information about peer groups of comparable mutual funds based on various factors such as the type of fund (those underlying variable insurance products), comparable investment objectives and strategies, among other factors. Referred to herein are Expense Groups and Performance Groups/Universes that represent those peer groups of funds used to compare expenses and performance, respectively.

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The Trustees noted that the expense information as a whole was useful in assessing whether SunAmerica and the Subadviser were providing services at a cost that was competitive with other similar funds. The performance information included annualized returns for the period since inception and the one-, three-, five- and ten-year periods, as applicable, ended May 31, 2022 from Broadridge and performance information as of May 31, 2022 from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each Portfolio’s overall performance, performance relative to each Portfolio’s relevant benchmark and Morningstar and/or Broadridge peer groups, as applicable, and the Subadviser’s performance within the Portfolio. The Board considered that management makes particular note of any of the Trust’s portfolios that may require closer monitoring or potential corrective action by the Board.

As part of its review of the Portfolios’ fees and expenses and performance, the Board considered information, including but not limited to the following expense and performance information, provided by Broadridge and management in making its determinations. It was noted that actual advisory and subadvisory fees and total expenses were calculated as of each Portfolio’s most recent fiscal year end, which may vary among the Portfolio’s Expense Group/Universe.

•

SA Wellington Capital Appreciation Portfolio. The Board noted that both actual management fees and total were slightly above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio performed below its benchmark index for the one-, three-, five- and ten-year periods. The Board further considered that the Portfolio performed below the medians of its Performance Group for the one- and three-year periods but above those medians for the five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA Wellington Government and Quality Bond Portfolio. The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio performed below its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed below the medians of its Performance Group for the one-, three- and five-year periods but above the median for the ten-year period. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA Wellington Strategic Multi-Asset Portfolio. The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio performed below its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed below the medians of its Performance Group for the same periods. The Board took account of management’s discussion of the Portfolio’s performance.

The Trustees noted that the expense and performance information as a whole was useful in assessing whether the Subadviser was providing services at a cost that was competitive with other similar funds.

Cost of Services & Benefits Derived.

With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SunAmerica in connection with rendering investment advisory services to the Portfolios were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Portfolios did not impact the reasonableness of the advisory fee. The Board considered that SunAmerica is paid an administrative services fee of up to 0.04% of the average daily net asset value of the Trust’s portfolios pursuant to an arrangement between SunAmerica and certain affiliated life insurance companies (the “Life Companies”). The Board considered that the Trust also pays VALIC Retirement Services Company, an affiliate of SunAmerica, a fee for the provision of recordkeeping and shareholder services to contract owners and participants.

In connection with benefits derived from the Trust, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolios’ shares, which amounts may be significant. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolios to the same extent the Portfolios receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may

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also rely on foreign tax credits with respect to certain foreign securities held by the Portfolios. The Board considered that the Life Companies receive financial support from SunAmerica for distribution-related activities, including administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training (including training of registered representatives of AIG Capital Services, Inc., an affiliate of SunAmerica) to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the Subadviser. In addition, the Board considered that, because shares of the Portfolios are offered as investment options through variable annuity or life contracts issued by the Life Companies (the “Variable Contracts”), the investment objectives, strategies and performance of the Portfolios may positively or negatively impact a Life Company’s ability to hedge and the related hedging costs associated with guarantees that the Life Company may provide as the issuer of the Variable Contracts.

The Board concluded that any benefits that SunAmerica and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios were reasonable.

Profitability and Economies of Scale.

The Board received information related to SunAmerica’s profitability as well as the profitability of certain affiliates with respect to the services they provide to the Trust’s portfolios. The profitability analysis reflected the relationship between SunAmerica and the affiliated Life Companies. The Board considered that, pursuant to administrative services agreements between SunAmerica and each of the Life Companies, SunAmerica pays a fee to each Life Company at an annual rate of 25 basis points of the average daily net assets of the Portfolios that are held by the corresponding separate accounts of each Life Company, in exchange for certain administrative services provided to the Portfolios. The Board determined that the profitability to SunAmerica in connection with its relationship to the Trust was reasonable. In addition, the Board considered the Investment Management Profitability Analysis prepared by an independent information service, Broadridge, and noted that SunAmerica’s profitability was generally in the range of the profitability of companies contained in the report.

It was noted that the subadvisory fees paid pursuant to the Subadvisory Agreement are paid by SunAmerica out of the advisory fees that it receives under the Advisory Agreement. The Trustees also relied on the ability of SunAmerica to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. It was noted that SunAmerica reviewed a number of factors in determining appropriate subadvisory fees payable to the Subadviser. Such factors include a review of (1) style class peers primarily within the variable annuity universe; (2) key competitor analysis; (3) portfolio analysis; and (4) special considerations such as competitor subaccount characteristics, uniqueness of the product and the manager’s prestige. The Board determined that the profitability to the Subadviser in connection with its relationship with the Portfolios is therefore not a material factor in its consideration of the Subadvisory Agreement.

The Board also received and considered information regarding the ability of the Portfolios to achieve economies of scale. It was noted that the advisory fees of the Portfolios contain breakpoints that will reduce the fees paid by each Portfolio as its assets increase. It was noted that as a result of being part of a complex of mutual funds advised or administered by SunAmerica, the Trust is able to share common resources and may share certain expenses, which could result in the Portfolios experiencing lower expenses than they otherwise would achieve if the Trust were a stand-alone entity. The Board considered that management believed that the Portfolios’ existing fee schedules reflect the economies of scale inherent in providing investment advice to a Portfolio in its particular asset category and asset size. The Board concluded that any potential economies of scale are currently being shared between the Trust and SunAmerica in an appropriate manner.

The Board considered that the Subadvisory Agreement also contains breakpoints in the fee schedules, however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. For similar reasons as stated above with respect to the Subadviser’s profitability and its costs of providing services, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Portfolios are not a material factor in its consideration at this time.

Terms of Advisory Contracts.

The Board, including the Independent Trustees, reviewed the terms of the Advisory Contracts including the duties and responsibilities undertaken by SunAmerica and the Subadviser as discussed above. The Board considered that SunAmerica pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the officers of the Trust who are employees of SunAmerica. The Board also reviewed the terms of payment for services rendered and noted that SunAmerica compensates the Subadviser out of the fees it receives from the Trust. The Board noted that the Subadvisory Agreement provides that

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the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered other terms and conditions of the Advisory Contracts.

Conclusions.

In reaching its decision to recommend the renewal of the Advisory Contracts, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that SunAmerica and the Subadviser each possesses the capability and resources to perform the duties required of it under its respective Advisory Contract.

Further, based upon its review of the Advisory Contracts, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Advisory Contracts are reasonable, fair and in the best interest of the Portfolios and their shareholders, and (2) the advisory fee rates and subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR THE TRUST IN CONNECTION WITH THE SEPARATION PLAN

The Board, including the Independent Trustees, met on September 22, 2022 and October 13, 2022 (together, the “Board Meeting”) to evaluate, among other matters, AIG’s intention to sell its entire interest in Corebridge over time following an initial public offering of Corebridge’s common stock (the “Separation Plan”), and to determine whether to approve new Investment Advisory and Management Agreements (the “New Advisory Agreements”) and Subadvisory and Sub-Subadvisory Agreements (the “New Subadvisory Agreements” and, collectively with the New Advisory Agreements, the “New Agreements”) for the Trust, on behalf of the respective Portfolios, and to recommend approval of the New Advisory Agreements to the shareholders of the Portfolios. At the Board Meeting and throughout the process of considering the Separation Plan, the Independent Trustees were assisted in their review, and were advised, by independent legal counsel and met with counsel in executive sessions separate from representatives of SunAmerica.

The Board was aware that the implementation of the Separation Plan may not result immediately in a change of control of SunAmerica (a “Change of Control Event”) but also recognized that the Separation Plan contemplates a series of transactions that may be deemed to constitute one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of the New Advisory Agreements and any new advisory agreements that may become effective upon certain Change of Control Events in the future (the “Future Advisory Agreements”) will allow the Portfolios to benefit from the continuation of services by SunAmerica and its affiliates throughout the implementation of the Separation Plan without the need for multiple shareholder meetings. The Board further considered that the expenses associated with obtaining shareholder approval of the New Advisory Agreements would be split equally between SunAmerica and the Trust, in consideration of the fact that the proxy solicitation process will include multiple proposals, including proposals unrelated to the Separation Plan.

A substantial portion of the Board’s review was conducted in connection with its annual consideration of the renewal (the “Annual Renewals”) of the current Investment Advisory and Management Agreements (the “Current Advisory Agreements”) and Subadvisory and Sub-Subadvisory Agreements (the “Current Subadvisory Agreements” and together with the Current Advisory Agreements, the “Current Agreements”) of the Trust, which also occurred during the Board Meeting. During the review process that led to its renewal of the Current Agreements, the Board considered that it was also being asked to consider approval of the New Agreements in connection with the Separation Plan.

Prior to the Board Meeting, the Independent Trustees requested certain detailed information from SunAmerica regarding the Separation Plan, the Trust and the New Agreements, as well as the Annual Renewals, and reviewed the responses thereto. The Board communicated with senior representatives of SunAmerica regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Separation Plan and considered its possible effects on the Portfolios and their shareholders. In this regard, the Trustees spoke with representatives of SunAmerica during the Board Meeting and, with respect to the Independent Trustees, in private sessions with their independent counsel to discuss the anticipated effects of the Separation Plan.

In connection with the Annual Renewals, the Board received materials related to certain factors used in its consideration whether to renew the Current Agreements. The Board also relied on this information in relation to its consideration whether to approve the New Agreements. Those factors included:

(1)	the requirements of the Trust in the areas of investment supervisory and administrative services;

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(2)	the nature, extent and quality of the investment advisory, administrative, operational and compliance services provided by SunAmerica, including a review of the investment performance of the Portfolios and oversight of the Trusts’ subadvisers (collectively, the “Subadvisers”);

(3)	the size and structure of the investment advisory fee and any other material payments to SunAmerica and the Subadvisers and, in connection therewith, a review of the costs of services provided and the profits realized by SunAmerica and its affiliates from the relationship with the Trust;

(4)	the expenses paid by each of the Portfolios, including their total operating expenses and any applicable expense limitation;

(5)	the extent to which SunAmerica realizes economies of scale and shares them with the Trust;

(6)	the organizational capability, resources, personnel and financial condition of SunAmerica and the Subadvisers and their affiliates; and

(7)	the fees paid by SunAmerica to the Subadvisers for managing the Portfolios of the Trusts.

In addition, the Board considered (a) the historical relationship between the Trust and SunAmerica; (b) the possibility that services of the type required by the Trust might be better obtained from other organizations; (c) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; and (d) the reasonableness of the amount of the fee retained by SunAmerica in light of the services provided by SunAmerica and the Subadvisers.

In addition to the information the Board received and considered in approving the Current Agreements, SunAmerica also provided information relating to the New Advisory Agreements, including, but not limited to, the Separation Plan, the expected benefits and costs to shareholders of the Trust, and the expected management and operation of SunAmerica after a Change of Control Event. The Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of SunAmerica and its affiliates that render administrative, distribution, compliance, and other services to the Trust. The Independent Trustees were also provided with legal memoranda discussing their fiduciary duties related to the approval of the Current Agreements, the New Agreements as well as considerations relevant to the Separation Plan.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica in connection with their consideration of approval of the New Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which their independent counsel provided guidance to the Independent Trustees. The Board and the Independent Trustees did not identify any single matter or particular data point that, in isolation, would be controlling in their decision to approve the New Agreements. Rather, the Board and the Independent Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Board and the Independent Trustees and the conclusions that formed the basis for approving the New Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

Nature, Quality and Extent of Services.

The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by SunAmerica and each of the Subadvisers. In making its evaluation, the Board considered that SunAmerica acts as adviser for each Portfolio, manages the investment of portions of certain Portfolios’ assets, manages the daily business affairs of the Trust obtains and evaluates economic, statistical and financial information to formulate and implement investment policies, and provides oversight with respect to the daily management of certain Portfolios’ assets, or a portion thereof, allocated to the Subadvisers, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring Portfolio performance, selecting and replacing Subadvisers, determining asset allocations among Portfolios with multiple Subadvisers and ensuring that the Subadvisers’ styles adhere to the prospectus and statement of additional information as well as other administrative, compliance and legal services.

The Board noted that SunAmerica is responsible for overseeing the performance of services by the Trust’s custodian, transfer agent and dividend disbursing agent. The Board also noted that SunAmerica is responsible for the financial, legal and accounting records required to be maintained by each Portfolio and for the administration of the Trust’s business affairs, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any Portfolio) and such executive and other personnel as may be necessary for the operations of each Portfolio. The Board considered that SunAmerica monitors and reviews the activities of third-party service providers that may provide additional administrative services. The Board also considered that no material changes in SunAmerica’s management

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or operations are expected as a result of the Separation Plan and that the Separation Plan is not expected to have an effect on SunAmerica’s performance or delivery of services under the New Advisory Agreements relative to SunAmerica’s performance or delivery of services under the Current Advisory Agreements.

In addition, the Board considered the key personnel of SunAmerica who are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios in addition to current and projected staffing levels and compensation practices. The Board also considered the compensation program for SunAmerica’s investment professionals. The Board considered that no material changes to any Portfolio’s investment management team or SunAmerica’s compensation practices are expected to occur as a result of the Separation Plan.

With respect to the Subadvisers, the Board noted that the Subadvisers are responsible for providing investment management services on a day-to-day basis. In such role, each Subadviser (i) determines the securities to be purchased or sold and executes such documents on behalf of the Portfolios they manage as may be necessary in connection therewith; (ii) provides SunAmerica with records concerning their activities; and (iii) renders regular reports to SunAmerica and to officers and Trustees of the Trusts concerning their discharge of the foregoing responsibilities. In connection with the Annual Renewals, the Board reviewed each Subadviser’s history, structure and size, and investment experience. The Board considered each Subadviser’s personnel who are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices. The Board was informed that in management’s judgment, each of the Subadvisers has the size, viability and resources to attract and retain highly qualified investment professionals.

The Board considered SunAmerica’s reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board also considered the Trust’s relationship with affiliated life insurance companies that offer the Portfolios through variable annuity and variable life insurance products. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients. The Board also considered SunAmerica’s code of ethics and its risk management process, and that SunAmerica has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios’ registration statement. The Board further considered that no material changes to SunAmerica’s risk management processes and compliance policies and procedures were expected to result from the anticipated change of control of SunAmerica.

In connection with the Annual Renewals, the Board also reviewed and considered the Adviser’s and each Subadviser’s compliance and regulatory history, including information about whether any were involved in any litigation, regulatory actions or investigations that could impair their ability to serve as an adviser or subadviser to the Portfolios. The Board considered SunAmerica’s and the Subadvisers’ risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on SunAmerica’s or the Subadvisers’ ability to provide services to the Trust.

The Board considered that the nature, extent and quality of the services provided to the Portfolios by the Adviser and each Subadviser were expected to remain unchanged after the change of control of the Adviser that would result from the implementation of the Separation Plan.

Portfolio Fees and Expenses; Investment Performance.

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees, if applicable), and expense ratios compared against such fees and expense ratios of the Expense Group/Universe for each Portfolio. Such fees and expense ratios were compared both before and after expense waivers, caps and reimbursements, if any. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees that it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

To assist in analyzing the reasonableness of the advisory and subadvisory fees, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”) as well as information provided by management. The Board also considered advisory fees received by SunAmerica and the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolios each advises. Based on the information from Broadridge, the Board reviewed detailed information about peer groups of comparable mutual funds based on various factors such as the type of fund (those underlying variable insurance

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products), comparable investment objectives and strategies, among other factors. Referred to herein are Expense Groups and Performance Groups/Universes that represent those peer groups of funds used to compare expenses and performance, respectively. The Board also received performance data and expense information prepared by management.

The Trustees noted that the expense information as a whole was useful in assessing whether SunAmerica and the Subadvisers were providing services at a cost that was competitive with other similar funds. The performance information included annualized returns for the period since inception and the one-, three-, five- and ten-year periods, as applicable, ended May 31, 2022 from Broadridge and performance information as of May 31, 2022 from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each Portfolio’s overall performance, performance relative to each Portfolio’s relevant benchmark and Morningstar and/or Broadridge peer groups, as applicable, and each Subadviser’s performance within a Portfolio. The Board considered that management makes particular note of Portfolios that may require closer monitoring or potential corrective action by the Board.

As part of its review of the Portfolios’ fees and expenses and performance in connection with the Annual Renewals, the Board noted that it considered expense and performance information for each Portfolio provided by Broadridge and management in making its determination to renew the Current Advisory Agreements. For Portfolios with periods of relative underperformance, the Board considered management’s explanations of and plans to address that underperformance. The Board also reviewed Portfolios with higher expenses relative to their respective Expense Groups/Universes and considered management’s discussions in that regard. In particular, the Board considered management’s discussion of the Trusts’ multi-manager subadvisory management structure and its explanation that the structure results in increased advisory fees and expenses to these Portfolios but noted the potential benefits to this type of multi-manager strategy where the Portfolios have access to the expertise of multiple subadvisers and the varied investment techniques employed by each Subadviser in connection with a Portfolio’s investment objectives/strategies. The Board also considered that the Separation Plan is not expected to result in any changes to the contractual investment advisory fees charged to the Portfolios, nor a reduction in any fee waiver or expense limitation agreed to by SunAmerica with respect to the Portfolios.

Ultimately, the Board and the Independent Trustees concluded that SunAmerica has a strong long-term record of effectively managing each of the Portfolios and monitoring the effectiveness of the contributions made by each of the Subadvisers. The Board and the Independent Trustees further concluded that SunAmerica was applying appropriate discipline and oversight to ensure that each Portfolio adhered to its stated investment objective and strategies and that SunAmerica’s record in managing each Portfolio supported the conclusion that its continued management should benefit each Portfolio and its shareholders.

Cost of Services & Benefits Derived.

With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SunAmerica in connection with rendering investment advisory services to the Trust were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Trust did not impact the reasonableness of the advisory fee. In its considerations with respect to the Annual Renewals, the Board considered that SunAmerica is paid an administrative services fee of up to 0.04% of the average daily net asset value of the Trust’s Portfolios pursuant to an arrangement between SunAmerica and certain affiliated life insurance companies (the “Life Companies”). The Board considered that the Trust also pays VALIC Retirement Services Company, an affiliate of SunAmerica, a fee for the provision of recordkeeping and shareholder services to contract owners and participants.

Also in connection with the Annual Renewals, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolios’ shares, which amounts may be significant. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolios to the same extent the Portfolios receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may rely on foreign tax credits with respect to certain foreign securities held by applicable Portfolios. The Board considered that the Life Companies receive financial support from SunAmerica and certain Subadvisers for distribution-related activities, including administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the Subadvisers. In addition, the Board considered that, because shares of the Portfolios are offered as investment options through variable annuity or life contracts issued by the Life Companies (the “Variable Contracts”), the investment objectives, strategies and performance of the Portfolios may positively or negatively impact a Life Company’s ability to hedge and the related hedging costs associated with guarantees that the Life Company may provide as the issuer of the Variable Contracts.

54

SUNAMERICA SERIES TRUST

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

December 31, 2022 (unaudited) (continued)

The Board considered that the benefits derived by SunAmerica and its affiliates were not expected to change materially as a result of the anticipated change of control of SunAmerica. The Board concluded that any benefits that SunAmerica and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios would continue to be reasonable.

Profitability and Economies of Scale.

The Board considered that SunAmerica is unable to estimate the profitability of the New Advisory Agreements to itself or its affiliates, because the Separation Plan has not yet commenced and the New Advisory Agreements are not yet in effect. The Board noted, however, that in connection with the Annual Renewals, it received information related to SunAmerica’s profitability as well as the profitability of certain affiliates with respect to the services they provide to the Trust’s Portfolios in connection with the Current Advisory Agreements. The profitability analysis reflected the relationship between SunAmerica and the affiliated Life Companies. The Board considered that, pursuant to administrative services agreements between SunAmerica and each of the Life Companies, SunAmerica pays a fee to each Life Company at an annual rate of 25 basis points of the average daily net assets of the Portfolios that are held by the corresponding separate accounts of each Life Company, in exchange for certain administrative services provided to the Portfolios. The Board determined that the profitability to SunAmerica in connection with its relationship to the Trust under the Current Advisory Agreements was reasonable. In addition, the Board considered the Investment Management Profitability Analysis prepared by an independent information service, Broadridge, and noted that SunAmerica’s profitability under the Current Advisory Agreements was generally in the range of the profitability of companies contained in the report.

It was noted that the subadvisory fees paid pursuant to the Subadvisory Agreements are paid by SunAmerica out of the advisory fees that it receives under the Advisory Agreement. The Trustees also relied on the ability of SunAmerica to negotiate the Subadvisory Agreements and the fees thereunder at arm’s length. It was noted that SunAmerica reviewed a number of factors in determining appropriate subadvisory fees payable to each Subadviser. Such factors include review of (1) style class peers primarily within the variable annuity universe; (2) key competitor analysis; (3) portfolio analysis; and (4) special considerations such as competitor subaccount characteristics, uniqueness of the product and the manager’s prestige. The Board determined that the profitability to each Subadviser in connection with its relationship with the respective Portfolios is therefore not a material factor in their consideration of the Subadvisory Agreements.

The Board also received and considered information regarding the ability of the Portfolios to achieve economies of scale. It was noted that the advisory fees of nearly all Portfolios contain breakpoints that will reduce the fees paid by a Portfolio as its assets increase. The Board also considered that SunAmerica has voluntarily agreed to waive fees in certain instances, which was noted earlier in the discussion of fees. The Board considered that the multiple fee waivers and expense limitations agreed to by SunAmerica were expected to continue unchanged after the change of control of SunAmerica that would result from the Separation Plan.

It was noted that as a result of being part of a complex of mutual funds advised or administered by SunAmerica, the Trust is able to share common resources and may share certain expenses, which could result in a Portfolio experiencing lower expenses than it otherwise would achieve if the Trust were a stand-alone entity. The Board considered that management believed that the Portfolios’ existing fee schedules reflect the economies of scale inherent in providing investment advice to a Portfolio in its particular asset category and asset size. The Board concluded that any potential economies of scale are currently being shared between the Trust and SunAmerica in an appropriate manner and would continue to be shared after implementation of the Separation Plan.

The Board considered that certain Subadvisory Agreements also contain breakpoints in the fee schedules, however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreements, the Trusts do not directly benefit from any reduction in subadvisory fee rates. For similar reasons as stated above with respect to the Subadvisers’ profitability and the costs of their providing services, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Portfolios are not a material factor in its consideration at this time.

Considerations Specific to the Separation Plan.

The Board considered the expected impact of the Separation Plan on SunAmerica and its ability to serve the Portfolios. The Board also considered the expected advantages and disadvantages to shareholders as a result of the Separation Plan. The Board and the Independent Trustees noted in particular that the terms of the New Agreements are substantially identical to those of the Current Agreements; that the advisory and subadvisory fee rates under the New Agreements are identical to those under the Current Agreements; that the fee waivers and expense limitations agreed to by SunAmerica with respect to any Portfolio will not change; that the nature, extent and quality of the services to be provided by SunAmerica pursuant to the New Advisory Agreements and by the Subadvisers pursuant to the New Subadvisory Agreements are expected to be provided with the same level of commitment; that the continued retention of SunAmerica and the Subadvisers would minimize the disruption of the Portfolios’ operations and would not

55

SUNAMERICA SERIES TRUST

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

December 31, 2022 (unaudited) (continued)

cause the Trust to incur additional costs and expenses that would be necessary if a new investment adviser were to be hired; and that the key personnel serving the Trust are expected to continue to be retained after the change of control of SunAmerica. The Board and the Independent Trustees also considered the strength of SunAmerica’s relationships with and historical management of the Subadvisers, as well as potential disadvantages of the Separation Plan to Portfolio shareholders, such as the potential eventual loss of affiliation with the AIG name brand. Based on the information provided by SunAmerica, the Board and the Independent Trustees concluded that the Separation Plan is not likely to result in any diminution of SunAmerica’s financial resources or its ability to continue to serve the Trust, or to otherwise destabilize SunAmerica or its management or personnel.

On the basis of these and other factors, the Board, and the Independent Trustees separately, concluded that the continued engagement of SunAmerica and the Subadvisers to provide investment advisory and management services to the Trust would be in the best interests of the Trust and its Portfolios. The Board, and the Independent Trustees separately, then voted unanimously (i) to approve the New Agreements, including the advisory and subadvisory fee rates proposed in the New Agreements, in respect of each Portfolio for a period not to exceed two years commencing immediately following shareholder approval of the New Advisory Agreements, and (ii) to recommend to shareholders of each Portfolio that they approve the New Advisory Agreements.

56

SUNAMERICA SERIES TRUST

TRUSTEES AND OFFICERS INFORMATION (unaudited)

The following table contains information regarding the Trustees and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name and Age†	Position Held With Trust	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee(3)
Disinterested Trustees

Garrett F. Bouton Age: 78	Trustee	2007 – Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	80	Chairman/Director, The LECG Group (consulting services) (2006-2010).

Tracey C. Doi Age: 61	Trustee	2021 – Present	Chief Financial Officer, Group Vice President of Toyota Motor North America(2000-2022); Board Member, City National Bank (2016-2022).	80	Director of Quest Diagnostics (2021-Present).

Jane Jelenko Age: 74	Trustee	2006 – Present	Retired Partner KPMG, LLP and Managing Director Bearingpoint, Inc. (formerly KPMG Consulting). (2003-Present).	80	Director, Countrywide Bank (banking) (2003-2008) and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).

Gilbert T. Ray Age: 78	Trustee	2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	80	Director, Advanced Auto Parts, Inc. (retail, auto and home supply stores) (2002-2018); Director, Watson, Wyatt Worldwide (services — management consulting services) (2000-2018); Director Dine Equity (services — restaurant) (2004-Present); Director Diamond Rock Hospitality (financial — real estate) (2005-Present); Director, Towers Watson & Co. (services — management consulting services) (2010-2018).

Charles H. Self III Age: 65	Trustee	2021 - Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021).	80	Director of Governmental Insurance Management (1989-Present); Director of Ohio Mutual Insurance Company (2022-Present).

Bruce G. Willison Age: 74	Trustee and Chairman	2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010); Chairman of Tyfone, Inc. – Portland, OR (2018-Present); Chairman of Catholic Schools Collaborative (2011-Present).	80	Director of NiQ — Portland, OR (2016-2020); Director of Specialty Family Foundation (2013-Present); Director, GrandPoint Bank (banking). (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (internet real estate site) (2003-Present); Director, Health Net, Inc. (health insurance plan) (2000-2016).
Interested Trustee

John T. Genoy (2) Age: 54	President and Trustee	2021 - Present	President of VALIC Company I, Seasons Series Trust, and SAAMCo (2021-Present); Director of SAAMCo (2014-Present); Chief Financial Officer, SAAMCo (2002-2021); Senior Vice President, SAAMCo (2021); Chief Operating Officer, SAAMCo (2006-Present); Director, AIG Federal Savings Bank (2013-Present); Chairman of the Board, AIG Federal Savings Bank (2014-Present).	80	None.

57

SUNAMERICA SERIES TRUST

TRUSTEES AND OFFICERS INFORMATION (unaudited) — (continued)

Name and Age†	Position Held With Trust	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee(3)
Officers

Kathleen D. Fuentes Age: 53	Chief Legal Officer, Vice President, and Secretary	2015 – Present	Vice President and Deputy General Counsel, SAAMCo (2004-Present).	N/A	N/A

Christopher C. Joe Age: 53	Chief Compliance Officer and Vice President	2017-Present	Chief Compliance Officer, AIG Funds, Seasons Series Trust, SunAmerica Series Trust and VALIC Company I (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-2019); Chief Compliance Officer, Invesco Powershares (2011-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010- 2013); U.S. Compliance Director, Invesco, Ltd (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, Inc. (2014-2015).	N/A	N/A

Gregory N. Bressler Age: 56	Vice President and Assistant Secretary	2005 – Present	Senior Vice President and General Counsel, SAAMCo (2005-Present).	N/A	N/A

Gregory R. Kingston Age 56	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014 – Present	Vice President, SAAMCo (1999-Present); Head of Mutual Fund Administration (2014-Present).	N/A	N/A

Shawn Parry Age: 50	Vice President and Assistant Treasurer	2014 – Present	Vice President, SAAMCo (2014-Present); Assistant Vice President, SAAMCo (2010-2014).	N/A	N/A

Donna McManus Age: 61	Vice President and Assistant Treasurer	2014 – Present	Vice President, SAAMCo (2014-Present); Managing Director, BNY Mellon (2000-2014).	N/A	N/A

Matthew J. Hackethal Age: 51	Anti-Money Laundering Compliance Officer	2006 – Present	Vice President, SAAMCo (2011- Present); Acting Chief Compliance Officer, SAAMCo (2016-2017); Chief Compliance Officer, SAAMCo (2006-Present).	N/A	N/A

Salimah Shamji Age: 51	Vice President	2020 – Present	Vice President, SAAMCo (2008-Present).	N/A	N/A

Christopher J. Tafone Age: 47	Vice President and Assistant Secretary	2021 – Present (Vice President); 2016 - Present (Assistant Secretary)	Vice President, SAAMCo (2016- Present); Associate General Counsel, AIG Life & Retirement (2016-Present).	N/A	N/A

†	The business address for each Trustee and Officer is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.
(1)	The “Fund Complex” consists of all registered investment company portfolios for which SAAMCo serves as investment adviser or administrator. The “Fund Complex” includes the Trust (61 portfolios), Seasons Series Trust (19 portfolios) and VALIC Company I (36 portfolios).
(2)	Interested Trustee, as defined within the Investment Company Act of 1940, because he serves as President and COO of SunAmerica.
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “Public Company”) registered under the 1940 Act.
(4)	Trustees serve until their successors are duly elected and qualified. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling (800) 445-7862.

58

SUNAMERICA SERIES TRUST

SHAREHOLDERS TAX INFORMATION (unaudited)

Certain tax information regarding SunAmerica Series Trust is required to be provided to shareholders based upon each Portfolio’s income and capital gain distributions for the taxable year ended December 31, 2022.

During the year ended December 31, 2022, the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the dividends received deductions for corporations:

Portfolio	Total Dividends	Net Investment Income	Net Short-Term Capital Gains*	Net Long-Term Capital Gains	Qualifying % for the Dividends Received Deductions

SA Wellington Capital Appreciation Class 1	$10.50	$—	$4.51	$5.99	1.64%

SA Wellington Capital Appreciation Class 2	10.50	—	4.51	5.99	1.64

SA Wellington Capital Appreciation Class 3	10.50	—	4.51	5.99	1.64

SA Wellington Government and Quality Bond Class 1	0.40	0.18	0.14	0.08	—

SA Wellington Government and Quality Bond Class 2	0.37	0.15	0.14	0.08	—

SA Wellington Government and Quality Bond Class 3	0.36	0.14	0.14	0.08	—

SA Wellington Strategic Multi-Asset Class 1	0.92	0.08	0.37	0.47	5.74

SA Wellington Strategic Multi-Asset Class 3	0.90	0.06	0.37	0.47	5.74

*	Short-term capital gains are treated as ordinary income for tax purposes

59

COMPARISONS: PORTFOLIOS VS. INDEXES (unaudited)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in each Portfolio to a $10,000 investment in a comparable securities index over the ten year period ended December 31, 2022. Importantly, such indices represent “paper” Portfolios and do not reflect the costs and expenses of actual investing. Following each graph is a discussion of portfolio performance and factors affecting performance over the year ended December 31, 2022.

The following graphs and tables show the performance of the Portfolios of the SunAmerica Series Trust and include all trust expenses, but no insurance company expenses associated with the variable annuity contract or variable life insurance policy, and no insurance company contingent deferred sales charge. No expenses are deducted from the performance of the indices. All dividends are assumed to be reinvested.

Market indices referenced are unmanaged. You cannot invest directly in an index. Investments in stocks and bonds are subject to risk, including stock market and interest-rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other Portfolios, is not guaranteed by the U.S. government or any other entity.

Past performance is no guarantee of future results.

Securities listed may or may not be a part of current Portfolio construction.

60

Equity Portfolio

Wellington Management Company LLP

SA Wellington Capital Appreciation Portfolio — Class 1 (unaudited)

SA Wellington Capital Appreciation Portfolio
Average Annual Total Returns as of 12/31/22
	Class 1*	Class 2*	Class 3*
1-year	-36.34%	-36.42%	-36.48%
5-year	7.57%	7.41%	7.31%
10-year	12.75%	12.58%	12.47%
Since Inception	12.00%	9.00%	11.34%
*	Inception date for Class 1: 03/23/87; Class 2: 07/09/01; Class 3: 09/30/02

[1]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit corebridgefinancial.com/annuities for performance data current to the most recent month-end.

The SA Wellington Capital Appreciation Portfolio — Class 1 shares posted a return of -36.34% for the 12-month period ending December 31, 2022, compared to a -28.97% return for the Russell 3000® Growth Index.

Sector returns within the Index were negative in ten out of 11 sectors during the year. Communication services [-48.80%] and consumer discretionary [-41.42%] were the bottom-performing sectors. Energy [+48.68%] and consumer staples [-4.55%] were the strongest performing sectors during the period.

Relative underperformance was driven by weak security selection, particularly within the information technology, health care, and industrials sectors. Within information technology, the Portfolio’s overweight positions in RingCentral, Block and UiPath detracted from relative results while overweight positions in Mastercard and Arista Networks contributed to results. Within health care, an overweight position in Illumina and not owning AbbVie detracted from results. Within industrials, an overweight position in Costar Group contributed to results.

Sector allocation, a result of the Portfolio’s bottom-up stock selection process, also detracted from relative results due to the Portfolio’s overweight to the communication services sector and underweight to the consumer staples sector. This was partially offset by the Portfolio’s overweight to health care and underweight to information technology, which contributed to results.

The Portfolio ended the period most overweight the health care and consumer discretionary sectors and most underweight the information technology and consumer staples sectors in relation to the Russell 3000® Growth Index.

Past performance is no guarantee of future results.

Securities listed may or may not be a part of current Portfolio construction.

61

Fixed-Income Portfolio

Wellington Management Company LLP

SA Wellington Government and Quality Bond Portfolio — Class 1 (unaudited)

SA Wellington Government and Quality Bond Portfolio
Average Annual Total Returns as of 12/31/22
	Class 1*	Class 2*	Class 3*
1-year	-13.41%	-13.54%	-13.67%
5-year	-0.46%	-0.61%	-0.72%
10-year	0.55%	0.41%	0.31%
Since Inception	5.53%	2.67%	2.17%
*	Inception date for Class 1: 09/05/84; Class 2: 07/09/01; Class 3: 09/30/02

[1]

The Bloomberg U.S. Aggregate A or Better Index is a subset of the Bloomberg U.S. Aggregate Bond Index and indices, which include index components for government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Bloomberg U.S. Aggregate A or Better Index excludes BBB bonds.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit corebridgefinancial.com/annuities for performance data current to the most recent month-end.

The SA Wellington Government and Quality Bond Portfolio — Class 1 shares posted a return of -13.41% for the 12-month period ending December 31, 2022, compared to a -12.53% return for the Bloomberg U.S. Aggregate A or Better Index.

On an absolute return basis, Treasuries [-12.46%] had mixed results relative to non-Treasury sectors: U.S. mortgage backed securities (MBS) [-11.81%], commercial mortgage backed securities (CMBS) [-10.91%], asset backed securities (ABS) [-4.30%], and taxable municipals [-18.11%]. Positioning within securitized sectors was the primary detractor from relative performance, including an out-of-benchmark allocation to non-agency MBS and security selection within CMBS and ABS.

The Portfolio’s overweight to and security selection within investment grade credit also detracted. Within investment grade credit, positive results from security selection within industrials were offset by an overweight to and selection within financials as well as an overweight to taxable municipal bonds within non-corporate credit. An underweight positioning within agency MBS pass-throughs contributed, but was partially offset by out-of-benchmark exposure to collateralized mortgage obligations (CMOs). Net duration and yield curve positioning contributed to relative returns.

The Portfolio ended the year with the following approximate sector allocations: 41% U.S. government, 35% MBS, 18% credit, 2% ABS, 3% CMBS, and 1% cash and cash equivalents. From a quality standpoint, over 80% of the Portfolio’s assets at year-end were invested in securities rated AAA. The Portfolio ended the period with a shorter effective duration than the benchmark.

Past performance is no guarantee of future results.

Securities listed may or may not be a part of current Portfolio construction.

62

Balanced Portfolio

Wellington Management Company LLP

SA Wellington Strategic Multi-Asset Portfolio — Class 1 (unaudited)

SA Wellington Strategic Multi-Asset Portfolio Average Annual Total Returns as of 12/31/22
	Class 1*	Class 3*
1-year	-16.99%	-17.22%
5-year	3.06%	2.81%
10-year	5.76%	N/A
Since Inception	7.23%	4.51%
*	Inception date for Class 1: 03/23/87; Class 3: 09/26/16

[1]

The MSCI ACWI (net) Index is a free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets and in 47 global and developed markets. MSCI uses an arbitrary sampling of stocks and aims to capture 85% of the total market capitalization at both the country and industry levels. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[2]

The FTSE World Government Bond Index (U.S. $ Hedged) measures the performance of fixed-rate investment grade sovereign bonds, currency hedged to the USD. The Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries. The Index provides a broad benchmark for the global sovereign fixed income market.

[3]	The Blended Index consists of 65% MSCI ACWI (net) Index and 35% FTSE World Government Bond Index (U.S. $ Hedged) (the “Blended Index”).

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit corebridgefinancial.com/annuities for performance data current to the most recent month-end.

The SA Wellington Strategic Multi-Asset Portfolio — Class 1 shares posted a return of -16.99% for the 12-month period ending December 31, 2022, compared to a -18.36% return for the MSCI ACWI (net) Index, a -12.86% return for the FTSE World Government Bond Index (U.S. $ hedged), and a -16.23% return for the blended benchmark. The blended benchmark is comprised of 65% MSCI ACWI (net) Index and 35% FTSE World Government Bond Index (U.S. $ Hedged).

The global equity portion of the Portfolio underperformed the MSCI ACWI (net) Index for the period. Stock selection was the primary driver of relative underperformance. Weak selection in the information technology, financials and communication services sectors was partially offset by stronger selection in the materials, energy, and consumer discretionary sectors. From a regional perspective, stock selection within Developed Asia Pacific ex Japan and North America detracted most while holdings in the United Kingdom and Emerging Markets contributed. From a country perspective, stock selection in Hong Kong and Switzerland detracted most while holdings in China and Germany contributed. Sector allocation, a result of the bottom-up fundamental process, contributed to relative returns. The Portfolio’s overweight positions in the energy and industrials sectors and underweight position in the information technology sector contributed to relative performance. This was partially offset by an underweight position in the consumer staples sector, which detracted from relative returns.

The global bond portion of the Portfolio outperformed the FTSE World Government Bond Index (U.S. $ Hedged) during the period. Within the global bond portion of the Portfolio, active duration, currency, and yield curve strategies contributed to relative performance, while active country strategies modestly detracted and active credit strategies were neutral to results.

During the period, the Portfolio held currency forwards. When viewed in isolation, currency forwards contributed to the Portfolio’s absolute performance.

Past performance is no guarantee of future results.

Securities listed may or may not be a part of current Portfolio construction.

63

SUNAMERICA SERIES TRUST

SUMMARY PROSPECTUS SUPPLEMENT

December 31, 2022 (unaudited)

Filed under Rules 497(e) and 497(k)

Registration Nos. 333-08653

033-52742

Not Part of the Annual Report

Seasons Series Trust

SunAmerica Series Trust

(each, a “Trust,” and each series thereof, a “Portfolio”)

Supplement dated October 17, 2022, to each Portfolio’s current Summary Prospectus,

Prospectus and Statement of Additional Information, as amended or supplemented to date

SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolios’ investment adviser, is indirectly, wholly owned by Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc. (“AIG”), the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering (“IPO”) of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. While the IPO did not result in an “assignment” (as defined in the Investment Company Act of 1940) of the current investment advisory and management agreement between SunAmerica and each Trust with respect to the Portfolios, it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed to result as such. Each agreement provides that it will automatically terminate in the event of its “assignment.”

Accordingly, at a meeting held on October 13, 2022 (the “Board Meeting”), the Board of Trustees (the “Board,” whose members are referred to as the “Trustees”) of each Trust considered and approved proposals to approve a new investment advisory and management agreement between SunAmerica and its respective Trust with respect to the Portfolios to take effect upon the automatic termination of an existing agreement in the event of an assignment resulting from a transaction contemplated by the Separation Plan, thus allowing SunAmerica to continue to provide advisory services to the Portfolios without interruption. At the Board Meeting, each Board also approved several other proposals, as described below, and also approved submitting such proposals to shareholders of each Portfolio at a joint special meeting (the “Special Meeting”) to be held on or about January 19, 2023. Specifically, at the Special Meeting, shareholders will be asked:

1.	To elect Trustees to the Board of each Trust;

2.	To approve a new investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios, and to approve any future investment advisory and management agreements between SunAmerica and each Trust, each to take effect upon a transaction contemplated by the Separation Plan that results in an assignment of the then-existing investment advisory and management agreement;

3.	To approve a modified “manager-of-managers” structure; and

4.	To approve an amendment to the fundamental investment restriction regarding concentration for each of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio.

More detailed information about each proposal to be voted on at the Special Meeting will be provided in a forthcoming proxy statement. When you receive the proxy statement, please review it carefully and cast your vote or provide voting instructions to avoid the additional expense to the Portfolios of any future solicitation. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement. The Special Meeting is limited to shareholders of each Portfolio. Shareholders of a Portfolio as of October 26, 2022, are entitled to vote at the Special Meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

64

SUNAMERICA SERIES TRUST

RESULTS OF SPECIAL SHAREHOLDER MEETING

December 31, 2022 (unaudited)

RESULTS OF SPECIAL SHAREHOLDER MEETING (unaudited)

On January 19, 2023, a joint special meeting of shareholders (the “Special Meeting”) of each of the portfolios of the Trust to consider certain proposals, including the proposals listed below. Each of the applicable proposals were approved and the results of the Special Meeting with respect to the proposals applicable to the Portfolios were as follows:

1.	To elect six Trustees to the Board of Trustees of the Trust (the “Board”) (voted on by all shareholders of all of the portfolios of the Trust, voting together).

NAME OF TRUSTEE	FOR	WITHHOLD
(01) Tracey C. Doi	3,690,515,635.221	118,434,656.196
(02) John T. Genoy	3,688,993,816.513	119,956,474.904
(03) Jane Jelenko	3,681,946,483.602	127,003,807.815
(04) Charles H. Self III	3,683,752,067.920	125,198,223.497
(05) Martha B. Willis	3,688,729,273.033	120,221,018.384
(06) Bruce G. Willison	3,679,287,280.376	129,663,011.041

2.	To consider and vote upon a proposal to approve a new investment advisory and management agreement between SunAmerica and the Trust, on behalf of each of its respective Portfolios, and to approve any future investment advisory and management agreements between SunAmerica and the Trust, each to take effect upon a Change of Control Event resulting from the Separation Plan. The material terms of the proposed investment advisory and management agreements are substantially similar to the material terms of the current investment advisory and management agreements (with respect to each Portfolio, voted on by shareholders of the Portfolio, voting separately):

	FOR	AGAINST	ABSTAIN
SA Wellington Capital Appreciation Portfolio	73,069,447.099	1,544,131.142	3,089,122.468
SA Wellington Government and Quality Bond Portfolio	101,280,280.134	604,992.445	3,401,495.237
SA Wellington Strategic Multi-Asset Portfolio	16,990,247.135	837,687.625	978,010.047

3.	To approve a modified “manager-of-managers” structure for each Portfolio (with respect to each Portfolio, voted on by shareholders of the Portfolio, voting separately):

	FOR	AGAINST	ABSTAIN
SA Wellington Capital Appreciation Portfolio	72,016,046.258	2,294,579.315	3,392,075.137
SA Wellington Government and Quality Bond Portfolio	100,790,637.679	855,146.650	3,640,983.487
SA Wellington Strategic Multi-Asset Portfolio	16,849,227.068	1,134,308.632	822,409.107

65

SUNAMERICA SERIES TRUST

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to securities held in the Trust‘s Portfolios which is available in the Trust‘s Statement of Additional Information, may be obtained without charge upon request, by calling (800) 445-SUN2. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission‘s website at http://www.sec.gov.

PROXY VOTING RECORD ON TRUST PORTFOLIO SECURITIES

Information regarding how the SunAmerica Series Trust Portfolios voted proxies relating to securities held in the Trust‘s Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 445-SUN2 or on the U.S. Securities and Exchange Commission‘s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Trust. Distribution of this report to persons other than shareholders of the Trust is authorized only in connection with a currently effective prospectus, setting forth details of the Trust, which must precede or accompany this report.

66

Annuity Service Center P.O. Box 15570 Amarillo, TX 79105-5570 CHANGE SERVICE REQUESTED

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

G1112AR.19 (2/22)

Item 2.     Code of Ethics.

SunAmerica Series Trust (“the registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended December 31, 2022, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”).

Item 3.     Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Garrett Bouton, Tracey C. Doi, Jane Jelenko and Charles H. Self III each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. Bouton and Self III and Mses. Doi and Jelenko are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

(a)-(d)

Aggregate fees relating to the three series referred to in Item 1 that were billed to the registrant for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2021	2022
(a) Audit Fees	$139,158	$143,332
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$24,343	$25,075
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees relating to the three series referred to in Item 1 that were billed to the investment adviser and Adviser Affiliates (as defined below in Item 4 (e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2021	2022
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$564,390	$297,806

(e)

(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee minutes.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2021 and 2022 were $1,015,528 and $322,881, respectively.

(h)

Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal accountant’s independence.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Investments.

(a) Included in Item 1 to the Form.

(b) Not applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.     Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

(2) Certification pursuant to Rule  30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series Trust

By:	/s/ John T. Genoy
John T. Genoy
President

Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: March 10, 2023

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: March 10, 2023